Debtor:           UNITEL VIDEO, INC., et al.

Case No:          99 - 2979

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                            For the period July - September, 2000
                                           ----------------

                             Document         Previously       Explanation
                             Attached         Submitted         Attached
1. Tax Receipts                                   x

2. Bank Statements              x

3. Most recently filed
     Income tax return                            x

4. Most recent annual
   Financial statements                           x
   Prepared by accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1748 OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS -1 THROUGH ACCRUAL BASIS - 9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ Brian Mittman                               Consultant to Unitel Video, Inc.
-----------------------------------------       -------------------------------
SIGNATURE OF RESPONSIBLE PARTY                  TITLE

Brian Mittman                                   04/04/01
-----------------------------------------       -------------------------------
PRINTED NAME OF RESPONSIBLE PARTY               DATE


PREPARER:


/s/ Deepak Tejwaney                             Consultant to Unitel Video, Inc.
-----------------------------------------       -------------------------------
SIGNATURE OF PREPARER                           TITLE

Deepak Tejwaney                                 04/04/01
-----------------------------------------       -------------------------------
PRINTED NAME OF PREPARER                        DATE


All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

UNITEL VIDEO, INC.             JUL, AUG, SEP OPERATING REPORT             PAGE 1

                                INCOME STATEMENT

                              FEB-00       MAR-00       APR-00       MAY-00       JUN-00      JUL-00      AUG-00        SEP-00
                            ----------   ----------   ----------   -----------   ---------   --------   -----------   -----------
REVENUES..................  $1,872,347   $1,881,651   $1,746,691   $ 1,105,576   $ 851,899   $849,768   $   863,783   $   849,101
COST OF SALES
 Rent.....................  $  133,670   $  192,660   $  113,693   $   118,971   $ 110,091   $105,462   $   104,893   $   104,893
 Payroll..................  $  424,452   $  395,025   $  367,108   $   329,648   $ 337,800   $144,215   $   111,581   $   120,799
 Equipment leases.........  $  122,478   $  100,240   $  120,425   $    48,991   $  14,997   $     --   $   792,188   $    27,828
 Other COGS...............  $  266,839   $  104,075   $  150,203   $   271,215   $ 233,023   $ 50,604   $    29,802   $    18,909
 TOTAL COGS...............  $  947,439   $  792,000   $  751,429   $   768,825   $ 695,911   $300,281   $ 1,038,464   $   272,429
OPERATING EXPENSES
 Officer/insider
   compensation...........  $   42,154   $   12,257   $   10,769   $    10,769   $  16,154   $ 15,769   $    10,769   $    10,769
 Overhead payroll.........  $   28,965   $   73,914   $   44,890   $    42,832   $  38,404   $ 20,069   $    19,152   $    20,730
 Insurance................  $   22,468   $   82,966   $   28,689   $    21,963   $  13,133   $ 15,164   $     6,051   $     6,051
 Other SG&A...............  $  135,592   $  404,178   $   71,054   $   494,321   $ 109,796   $136,514   $   251,278   $   232,065
 TOTAL OPERATING
   EXPENSES...............  $  229,179   $  573,315   $  155,402   $   569,885   $ 177,487   $187,516   $   287,250   $   269,615
GAIN/(LOSS) ON SALE OF
 EQUIPMENT................  $   14,000   $ (124,580)  $ (552,381)  $(1,381,280)  $  18,049   $     --   $   138,468   $(3,008,586)
DEPRECIATION &
 AMORTIZATION.............  $  425,340   $  425,341   $  425,341   $   408,197   $  58,780   $ 51,337   $ 1,567,737   $    95,009
INTEREST EXPENSE..........  $  265,758   $  265,258   $  249,490   $   244,916   $ 191,535   $193,399   $  (238,333)  $   184,395
REORGANIZATION EXPENSES
 Professional fees (Kaye
   Scholer, Getzler,
   Heller, Houlihan-L) ...  $  247,500   $  261,653   $  318,813   $   260,044   $ 363,260   $128,653   $   192,235   $   203,677
 U.S. Trustee fees........
 TOTAL REORGANIZATION
   EXPENSES...............  $  247,500   $  261,653   $  318,813   $   260,044   $ 363,260   $128,653   $   192,235   $   203,677
NET PROFIT (LOSS).........  $ (228,869)  $ (560,496)  $ (706,165)  $(2,527,571)  $(617,025)  $(11,418)  $(1,845,102)  $(3,184,610)



Notes:
Officer/insider compensation is payroll only; doesn't include payroll tax; payroll tax is included in the direct portion Interest expense includes many equipment leases

                     BALANCE SHEET                         May-00         Jun-00          Jul-00           Aug-00         Sep-00
 Cash                                                  $    887,657    $    648,862    $    728,896    $  2,655,525    $    824,707
 Net accounts receivable                               $  1,322,620    $    824,368    $    961,826    $    629,560    $    714,090
 Prepaid corporate tax & expenses, deferred tax asset  $    428,031    $    480,213    $    418,874    $    401,906    $  2,729,512
                                                       ------------    ------------    ------------    ------------    ------------
 TOTAL CURRENT ASSETS                                  $  2,638,308    $  1,953,443    $  2,109,596    $  3,686,991    $  4,268,309
                                                       ------------    ------------    ------------    ------------    ------------
 PP&E                                                  $ 62,968,016    $ 62,968,016    $ 62,961,259    $ 40,685,870    $ 34,587,557
 Accumulated depreciation                              $(40,025,754)   $(40,073,033)   $(40,106,113)   $(20,611,363)   $(20,216,645)
                                                       ------------    ------------    ------------    ------------    ------------
 NET PP&E                                              $ 22,942,262    $ 22,894,983    $ 22,855,146    $ 20,074,507    $ 14,370,912
                                                       ------------    ------------    ------------    ------------    ------------
 Deferred taxes                                        $  2,157,058    $  2,157,058    $  2,157,058    $  2,157,058    $  2,157,058
 Other Assets                                          $  1,891,915    $  1,788,124    $  1,723,145    $  1,682,061    $  1,674,169
 Goodwill                                              $  1,341,243    $  1,329,743    $  1,318,243    $         --    $         --
                                                       ============    ============    ============    ============    ============
 TOTAL ASSETS                                          $ 30,970,786    $ 30,123,351    $ 30,163,188    $ 27,600,617    $ 22,470,448
                                                       ============    ============    ============    ============    ============
 Prepetition accounts payable                          $  7,151,106    $  7,060,422    $  7,175,257    $  7,603,108    $  7,603,108
 Postpetition accounts payable                         $    591,191    $    566,501    $    634,799    $    841,080    $    901,544
 Accrued expenses and other current liabilities        $  4,106,592    $  4,241,468    $  4,264,696    $  3,834,282    $  3,721,409
 Payroll & related expense                             $    848,652    $    853,745    $    818,129    $    808,869    $    815,780
 Current maturity of secured long-term debt            $ 18,482,799    $ 18,465,537    $ 18,457,335    $ 18,392,164    $ 18,240,016
 Current maturity of unsecured long-term debt          $  1,778,140    $  1,795,401    $  1,803,605    $  1,868,775    $  2,020,923
                                                       ------------    ------------    ------------    ------------    ------------
 TOTAL CURRENT LIABILITIES                             $ 32,958,480    $ 32,983,074    $ 33,153,821    $ 33,348,278    $ 33,302,780
                                                       ------------    ------------    ------------    ------------    ------------

 Secured long-term debt                                $  5,713,486    $  5,475,743    $  5,364,473    $  4,517,719    $  2,769,806
 Unsecured long-term debt                              $    549,667    $    532,406    $    524,205    $    459,032    $    306,884
 Accrued retirement expense                            $    917,276    $    917,276    $    917,276    $    917,276    $    917,276
                                                       ------------    ------------    ------------    ------------    ------------
 LONG-TERM LIABILITIES                                 $  7,180,429    $  6,925,425    $  6,805,954    $  5,894,027    $  3,993,966
                                                       ------------    ------------    ------------    ------------    ------------
 Common stock                                          $     26,755    $     26,755    $     26,755    $     26,755    $     26,755
 Add'l paid-in capital                                 $ 27,286,352    $ 27,286,352    $ 27,286,352    $ 27,286,352    $ 27,286,352
 Treasury stock                                        $ (7,645,089)   $ (7,645,089)   $ (7,645,089)   $ (7,645,089)   $ (7,645,089)
 Retained earnings                                     $(20,851,423)   $(20,851,424)   $(20,851,424)   $(20,851,424)   $(20,863,003)
 YTD Income/loss                                       $ (7,984,718)   $ (8,601,742)   $ (8,613,181)   $(10,458,282)   $(13,631,313)
                                                       ------------    ------------    ------------    ------------    ------------
 TOTAL STOCKHOLDERS' EQUITY                            $ (9,168,123)   $ (9,785,148)   $ (9,796,587)   $(11,641,688)   $(14,826,298)
                                                       ============    ============    ============    ============    ============
 TOTAL LIABILITIES & STOCKHOLDERS' EQUITY              $ 30,970,786    $ 30,123,351    $ 30,163,188    $ 27,600,617    $ 22,470,448
                                                       ============    ============    ============    ============    ============

July         CASH RECEIPTS AND
             DISBURSEMENTS                         PAYROLL        NY        MOBILE         PETTY CASH          TOTAL
           1 Cash-Beginning of Month              $   1,239      $635,777   $975           $11                 $638,002

             RECEIPTS
           2 Cash Sales                                                $0                                            $0
           3 Accounts Receivable Collections                     $579,280                                      $579,280
           4 Loans & Advances                            $0            $0                                            $0
           5 Sale of Assets                                       $85,000                                       $85,000
           6 Lease & Rental Income                                                                                   $0
           7 Wages                                                                                                   $0
           8 Other-Transfers between accounts      $177,193      (177,193)                                           $0

           9 Total Receipts (Total Lines 2-8)      $177,193      $487,086     $0                               $664,280

             DISBURSEMENTS
          10 Net Payroll                            $94,728            $0     $0                                $94,728
          11 Payroll Taxes                          $58,696            $0     $0                                $58,696
          12 Sales, Use & Other Taxes Paid                        $17,446     $0                                $17,446
          13 Inventory Purchases                                       $0     $0                                     $0
          14 Mortgage Payments                                         $0     $0                                     $0
          15 Other Secured Note Payments                          $43,187     $0                                $43,187
          16 Rental & Lease Payments                              $38,886     $0                                $38,886
          17 Utilities                                            $21,951                                       $21,951
          18 Insurance                              $12,915            $0                                       $12,915
          19 Vehicles Expenses                                         $0     $0                                     $0
          20 Travel                                                                                                  $0
          21 Entertainment                                             $0     $0                                     $0
          22 Repairs & Maintenance                                $55,311     $0                                $55,311
          23 Supplies                                             $60,970                                       $60,970
          24 Advertising                                                                                             $0
          25 Household Expenses                                                                                      $0
          26 Charitable Contributions                                                                                $0
          27 Gifts                                                                                                   $0
          28 Other (Attach List)                    $12,731       $41,897    $24            $0                  $54,652

          29 Total Lines 10-28                     $179,070      $279,649    $24            $0                 $458,743
             REORGANIZATION EXPENSES
          30 Professional Fees-KS, Getzler                       $114,986                                      $114,986
          31 U.S. Trustee Fees                                     $8,750                                        $8,750
          32 Other - Bankruptcy Services                           $1,640                                        $1,640

          33 Total Lines 30-32                           $0      $125,376     $0            $0                 $125,376

          34 Total Disbursements
               (Line 29-33)                        $179,070      $405,025    $24            $0                 $584,120

          35 Net Cash Flow
               (Line 9-Line 34)                     -$1,877       $82,061   -$24            --                  $80,160

             Reconciling Difference

          36 CASH-END OF MONTH
               (LINE 1 + LINE 35)                     -$638      $717,838   $951            11                 $718,162
=======================================================================================================================
          28 OTHER CASH DISBURSEMENTS
                                                   PAYROLL        NY        MOBILE         PETTY CASH          TOTAL
-----------------------------------------------------------------------------------------------------------------------
             Security                                             $25,230     $0                                $25,230
             Utility Deposits                                          $0     $0                                     $0
             Equipment Rental                                                 $0                                     $0
             Shipping, Postage &
               Messenger                                             $480     $0                                   $480
             Bank Charges                                $0           $86    $24                                   $110
             Freelancers                                           $4,950     $0                                 $4,950
             401K                                   $12,732                   $0                                $12,732
             Union Dues                                  $0                   $0                                     $0
             Perdiems, Airfare, Hotels                             $4,392     $0                                 $4,392
             Equipment R&M, Truck
               Rentals, Fuel                                       $3,187     $0                                 $3,187
             Miscellaneous                               $0        $3,572                   $0                   $3,571

             TOTAL OTHER CASH
               DISBURSEMENTS                        $12,731       $41,897    $24            $0                  $54,652


AUGUST    CASH RECEIPTS AND
------    DISBURSEMENTS                                 PAYROLL           NY           MOBILE CASH  PETTY CASH    TOTAL
------------------------------------------------------------------------------------------------------------------------
           1 Cash-Beginning of Month                       (638)        $717,838          $951      $11        $718,162

             RECEIPTS
           2 Cash Sales                                                       $0                                     $0
           3 Accounts Receivable Collections                            $641,586                               $641,586
           4 Loans & Advances                                $0               $0                                     $0
           5 Sale of Assets                                           $2,032,077                             $2,032,077
           6 Lease and Rental Income
           7 Wages                                                                                                   $0
           8 Other-Transfers between accounts          $139,779         (139,779)           $0       --              $0
           9 Total Receipts (Total Lines 2-8)          $139,779       $2,533,883            $0       --      $2,673,663
             DISBURSEMENTS
         10 Net Payroll                                $74,024               $0            $0       $0          $74,024
         11 Payroll Taxes                              $42,825               $0            $0       $0          $42,825
         12 Sales, Use & Other Taxes Paid                                   $93            $0       $0              $93
         13 Inventory Purchases                                              $0            $0       $0               $0
         14 Mortgage Payments                                                $0            $0       $0               $0
         15 Other Secured Note Payments                                      $0            $0       $0
         16 Rental & Lease Payments                                    $161,054            $0       $0         $161,054
         17 Utilities                                                  $160,492            $0       $0         $160,492
         18 Insurance                                  $12,310               $0                                 $12,310
         19 Vehicles Expenses                                                $0            $0       $0               $0
         20 Travel                                                                                                   $0
         21 Entertainment                                                    $0            $0       $0               $0
         22 Repairs & Maintenance                                       $72,606            $0       $0          $72,606
         23 Supplies                                                    $71,914            $0       $0          $71,914
         24 Advertising                                                                                              $0
         25 Household Expenses                                                                                       $0
         26 Charitable Contributions                                                                                 $0
         27 Gifts                                                                                                    $0
         28 Other (Attach List)                        $10,248          $52,171            $0       $0          $62,419

         29 Total Lines 10-28                         $139,406         $518,330            $0       $0         $657,736
            REORGANIZATION EXPENSES
         30 Professional Fees-KS, Getzler                               $89,235            $0       $0          $89,235
         31 U.S. Trustee Fees                                                $0                                      $0
         32 Other - Bankruptcy Services                                     $64                                     $64

         33 Total Lines 30-32                               $0          $89,299            $0       $0          $89,299

         34 Total Disbursements (Line 29-33)          $139,406         $607,629            $0       $0         $747,035

         35 Net Cash Flow (Line 9-Line 34)                $373       $1,926,255            $0       --       $1,926,628

            Reconciling Difference

         36 CASH-END OF MONTH (LINE 1 + LINE 35)         -$265       $2,644,093          $951       11       $2,644,790
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
         28 OTHER CASH DISBURSEMENTS
                                                       PAYROLL           NY           MOBILE CASH  PETTY CASH    TOTAL
------------------------------------------------------------------------------------------------------------------------
            Security                                                    $31,422            $0                   $31,422
            Utility Deposits                                                 $0            $0                        $0
            Equipment Rental                                                               $0                        $0
            Shipping, Postage & Messenger                                $1,189            $0                    $1,189
            Bank Charges                                    $0              $80            $0                       $80
            Freelancers                                                  $4,733            $0                    $4,733
            401K                                       $10,248                             $0                   $10,248
            Union Dues                                      $0                             $0                        $0
            Perdiems, Airfare, Hotels                                    $6,574            $0                    $6,574
            Equipment R&M, Truck Rentals, Fuel                           $3,933            $0                    $3,933
            Miscellaneous                                   $0           $4,240            $0       $0           $4,239

            TOTAL OTHER CASH DISBURSEMENTS             $10,248          $52,171            $0       $0          $62,419

UNITEL VIDEO, INC.      JUL, AUG, SEP OPERATING REPORT                    PAGE 5

SEPTEMBER  CASH RECEIPTS AND
           DISBURSEMENTS                               PAYROLL             NY        MOBILE       PETTY CASH         TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
       1   Cash-Beginning of Month                         (265)      $2,644,093      $ 951          $  11           $2,644,790
           RECEIPTS
       2   Cash Sales                                                 $        0                                     $        0
       3   Accounts Receivable Collections                            $  837,135                                     $  837,135
       4   Loans & Advances                            $      0       $        0                                     $        0
       5   Sale of Assets                                             $2,176,463                                     $2,176,463
       6   Lease & Rental Income                                                                                     $        0
       7   Wages                                                                                                     $        0
       8   Other-Transfers between accounts            $149,797         (149,797)     $   0             --           $        0

       9   Total Receipts(Total Lines 2-8)             $149,797       $2,863,801      $   0             --           $3,013,598

           DISBURSEMENTS
      10   Net Payroll                                 $ 78,612       $        0      $   0                          $   78,612
      11   Payroll Taxes                               $ 47,973       $        0      $   0                          $   47,973
      12   Sales, Use & Other Taxes Paid                              $      268      $   0                          $      268
      13   Inventory Purchases                                        $        0      $   0                          $        0
      14   Mortgage Payments                                          $        0      $   0                          $        0
      15   Other Secured Note Payments                                $4,156,812      $   0                          $4,156,812
      16   Rental & Lease Payments                                    $   93,118      $   0                          $   93,118
      17   Utilities                                                  $   46,119                                     $   46,119
      18   Insurance                                   $ 12,421       $        0                                     $   12,421
      19   Vehicles Expenses                                          $        0      $   0                          $        0
      20   Travel                                                                                                    $        0
      21   Entertainment                                              $        0      $   0                          $        0
      22   Repairs & Maintenance                                      $   28,392      $   0                          $   28,392
      23   Supplies                                                   $   64,764                                     $   64,764
      24   Advertising                                                                                               $        0
      25   Household Expenses                                                                                        $        0
      26   Charitable Contributions                                                                                  $        0
      27   Gifts                                                                                                     $        0

      28   Other (Attach List)                         $ 10,810       $   32,284      $   0          $   0           $   43,094

      29   Total Lines 10-28                           $149,816       $4,421,758      $   0          $   0           $4,571,573
           REORGANIZATION EXPENSES
      30   Professional Fees-KS,Getzler                               $  270,000                                     $  270,000
      31   U.S. Trustee Fees                                          $        0                                     $        0
      32   Other - Bankruptcy Services                                $    2,841                                     $    2,841

      33   Total Lines 30-32                           $      0       $  272,841      $   0          $   0           $  272,841

      34   Total Disbursements (Line 29-33)            $149,816       $4,694,599      $   0          $   0           $4,844,415

      35   Net Cash Flow (Line 9-Line 34)             -$     18       (1,830,799)     $   0             --           (1,830,817)

           Reconciling Difference

      36   CASH-END OF MONTH (LINE 1 + LINE 35)       -$    283       $  813,294      $ 951             11           $  813,973
-----------------------------------------------------------------------------------------------------------------------------------
      28   OTHER CASH DISBURSEMENTS
           Security                                                   $   21,774      $   0                          $   21,774
           Utility Deposits                                           $        0      $   0                          $        0
           Equipment Rental                                                           $   0                          $        0
           Shipping, Postage & Messenger                              $      485      $   0                          $      485
           Bank Charges                                $      0       $       80      $   0                          $       80
           Freelancers                                                $    3,778      $   0                          $    3,778
           401K                                        $ 10,810                       $   0                          $   10,810
           Union Dues                                  $      0                       $   0                          $        0
           Perdiems, Airfare, Hotels                                  $      725      $   0                          $      725
           Equipment R&M, Truck Rentals, Fuel                         $    2,703      $   0                          $    2,703
           Miscellaneous                               $      0       $    2,739                     $   0           $    2,739

           TOTAL OTHER CASH DISBURSEMENTS              $ 10,810       $   32,284      $   0          $   0           $   43,094
====================================================================================================================================

UNITEL VIDEO, INC.        JUL, AUG, SEP OPERATING REPORT                  PAGE 6


-------------------------------------------------------------------------------------------------
JULY
BANK RECONCILIATIONS                              Account#1         Account#2      Account#3
--------------------                              ---------         ---------      ---------
A BANK:                                             FLEET             FLEET           MELLON
B ACCOUNT NUMBER:                                9417-544821       9415-859803       038-5545
C PURPOSE (TYPE)                                   Payroll             A/P             A/P

Balance per Bank Statement                         $11,885          $828,031          $951
Total Deposits Not Credited
Outstanding Checks                                 $10,973          $110,192          $  0
+/- Other reconciling Items (Attach List)          $ 1,551          $      0
Month end balance per books                       -$   639          $717,839          $951

Number of last check written                     1943/6238              9942         42092
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Closed         Closed
BANK RECONCILIATIONS                               Account#5      Account#6       Account#7        Account#8       Account#9
-----------------------------------------------------------------------------------------------------------------------------------
A BANK:                                           Wells Fargo     Wells Fargo    Bank of Americ    Union BOC        PNC Bank
B ACCOUNT NUMBER:                                 4159-405224     0290-519198     02177-04548      0720089084      10-0959-6087
C PURPOSE (TYPE)                                    Payroll           A/P           Burbank            A/P              A/P

Balance per Bank Statement                           $   0           $   0           $   0            $   0           $      0
Total Deposits Not Credited                          $   0           $   0           $   0            $   0           $      0
Outstanding Checks                                                                                    $   0           $      0
+/- Other reconciling items (Attach List)                                            $   0            $   0           $      0
Month end balance per books                          $   0           $   0           $   0            $   0           $      0

Number of last check written

INVESTMENT ACCOUNTS - NONE

CURRENCY ON HAND                                                                     $500

TOTAL CASH-END OF MONTH                                                                                               $718,650
===================================================================================================================================

UNITEL VIDEO, INC.        JUL, AUG, SEP OPERATING REPORT                  PAGE 7


-----------------------------------------------------------------------------------------------
AUGUST
BANK RECONCILIATIONS                       Account#1          Account#2            Account #3
-----------------------------------------------------------------------------------------------
A BANK:                                      Fleet               Fleet               Mellon
B ACCOUNT NUMBER:                         9417-544821         9415-859803          038-5545
C PURPOSE (TYPE)                            Payroll               A/P                 A/P

Balance per Bank Statement                  $6,728             $2,853,693             $951
Total Deposits Not Credited
Outstanding Checks                          $5,442             $  209,599             $  0
+/- Other reconciling Items (Attach
  List)                                     $1,551             $        0
Month end balance per books                -$  265             $2,644,093             $951

Number of last check written                1957/6246             10103               42092
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                         Closed             Closed
BANK RECONCILIATIONS                    Account#5          Account#6          Account#7           Account#8       Account#9
-----------------------------------------------------------------------------------------------------------------------------------
A BANK:                                Wells Fargo        Wells Fargo       Bank of Americ        Union BOCP        NC Bank
B ACCOUNT NUMBER:                      4159-405224        0290-519198       02177-04548           0720089084     10-0959-6087
C PURPOSE (TYPE)                         Payroll             A/P              Burbank                 A/P              A/P
Balance per Bank Statement                $   0             $   0              $   0                 $   0        $         0
Total Deposits Not Credited               $   0             $   0              $   0                 $   0        $         0
Outstanding Checks                                                                                   $   0        $         0
+/- Other reconciling items
  (Attach List)                                                                $   0                 $   0        $         0

Month end balance                         $   0             $   0              $   0                 $   0        $         0

Number of last check written

INVESTMENT ACCOUNTS - NONE

CURRENCY ON HAND                                                                                                  $      500
TOTAL CASH-END OF MONTH                                                                                           $2,645,279
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
SEPTEMBER
BANK RECONCILIATIONS                            Account#1          Account#2            Account#3
------------------------------------------------------------------------------------------------------
A BANK:                                           Fleet              Fleet                Mellon
B ACCOUNT NUMBER:                              9417-544821        9415-859803            038-5545
C PURPOSE (TYPE)                                 Payroll              A/P                   A/P

Balance per Bank Statement                       $3,107           $1,041,434               $951
Total Deposits Not Credited
Outstanding Checks                               $1,840           $  228,139               $  0
+/- Other reconciling items (Attach List)        $1,551           $        0
Month end balance per books                       -$284           $  813,295               $951

Number of last check written                     1971/6253             10219              42092
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                     Closed           Closed
BANK RECONCILIATIONS                                Account#5       Account#6        Account#7         Account#8       Account#9
------------------------------------------------------------------------------------------------------------------------------------
A BANK:                                            Wells Fargo      Wells Fargo     Bank of Americ      Union BOC         PNC Bank
B ACCOUNT NUMBER:                                  4159-405224      0290-519198      02177-04548       0720089084       10-0959-6087
C PURPOSE(TYPE)                                      Payroll          A/P             Burbank              A/P               A/P

Balance per Bank Statement                            $   0          $   0             $   0              $   0           $      0
Total Deposits Not Credited                           $   0          $   0             $   0              $   0           $      0
Outstanding Checks                                                                                        $   0           $      0
+/- Other reconciling items (Attach List)                                              $   0              $   0           $      0
Month end balance                                     $   0          $   0             $   0              $   0           $      0

Number of last check written

INVESTMENT ACCOUNTS - NONE

CURRENCY ON HAND                                                                                                          $    500

TOTAL CASH-END OF MONTH                                                                                                   $814,461
-----------------------------------------------------------------------------------------------------------------------------------

UNITEL VIDEO, INC.        JUL, AUG, SEP OPERATING REPORT                  PAGE 8

------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                           Jul-00              Aug-00              Sep-00
------------------------------------------------------------------------------------------------------
     0-30 days old                                $ 879,686           $ 590,905          $ 655,817
     31-60 days old                               $ (17,460)          $  (3,651)         $  19,139
     61-90 days old                               $   4,163           $ (57,869)         $ (57,869)
     91+ days old                                 $  95,731           $ 100,469          $  97,297
     TOTAL ACCOUNTS RECEIVABLE                    $ 962,120           $ 629,854          $ 714,384
     LESS NON-TRADE A/R                           $     294           $     294          $     294
     ACCOUNTS RECEIVABLE (NET)                    $ 961,826           $ 629,560          $ 714,090
------------------------------------------------------------------------------------------------------
-----------------------------------------
AGING OF POSTPETITION ACCOUNTS PAYABLE
---------------------------------------------------------------------------------------------------------
July                        0-30 DAYS       31-60 DAYS       61-90 DAYS         91+ DAYS         TOTAL
---------------------------------------------------------------------------------------------------------
ACCOUNTS PAYABLE            $  28,581        -$11,621          $2,682           $615,157      $ 634,799
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
August                      0-30 DAYS       31-60 DAYS       61-90 DAYS         91+ DAYS         TOTAL
---------------------------------------------------------------------------------------------------------
ACCOUNTS PAYABLE            $  71,241         -$6,465          $6,428           $769,875      $ 841,080
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Sept                        0-30 DAYS       31-60 DAYS       61-90 DAYS         91+ DAYS         TOTAL
---------------------------------------------------------------------------------------------------------
ACCOUNTS PAYABLE            $ 356,930        -$24,297         -$6,465           $575,375      $ 901,544
---------------------------------------------------------------------------------------------------------

UNITEL VIDEO, INC.        JUL, AUG, SEP OPERATING REPORT                 PAGE 9

-----------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES
                                                                                                           July
-----------------------------------------------------------------------------------------------------------------------------
                                                  AMOUNT
                                BEGINNING       WITHHELD/AC                               ENDING TAX          DELINQUENT
                              TAX LIABILITY       CRUED             AMOUNT PAID            LIABILITY            TAXES
-----------------------------------------------------------------------------------------------------------------------------
FEDERAL
-----------------------------------------------------------------------------------------------------------------------------
Withholding                                      $30,732              $30,732              $    --
FICA - Employee                                  $ 9,674              $ 9,674              $    --
FICA - Employer                                  $ 9,674              $ 9,674              $    --
Unemployment                                     $    23              $    23              $    --
Income
Other
-----------------------------------------------------------------------------------------------------------------------------
Total Federal Taxes                              $50,103              $50,103              $    --
-----------------------------------------------------------------------------------------------------------------------------
STATE & LOCAL
-----------------------------------------------------------------------------------------------------------------------------
Withholding                                      $ 8,278              $ 8,278
Sales                                                 --              $    --              $    --
Excise
Unemployment                                     $   315              $   315
Real Property                                    $    --              $    --
Personal Property
Commercial rent tax                              $    --              $    --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL STATE AND LOCAL           $    --          $ 8,593              $ 8,593              $    --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                     $    --          $58,696              $58,696              $    --
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES
                                                                                                           AUGUST
-----------------------------------------------------------------------------------------------------------------------------
                                BEGINNING         AMOUNT                                  ENDING TAX          DELINQUENT
                              TAX LIABILITY   WITHHELD/ACCRUED      AMOUNT PAID            LIABILITY            TAXES
-----------------------------------------------------------------------------------------------------------------------------
FEDERAL
-----------------------------------------------------------------------------------------------------------------------------
Withholding                                      $ 18,504             $ 18,504             $    --
FICA - Employee                                  $  8,417             $  8,417             $    --
FICA - Employer                                  $  8,417             $  8,417             $    --
Unemployment                                     $     24             $     24             $    --
Income
Other
-----------------------------------------------------------------------------------------------------------------------------
Total Federal Taxes                              $ 35,363             $ 35,363             $    --
-----------------------------------------------------------------------------------------------------------------------------
STATE & LOCAL
-----------------------------------------------------------------------------------------------------------------------------
Withholding                                      $  7,244             $  7,244
Sales                                                                 $     --             $    --
Excise
Unemployment                                     $    218             $    218
Real Property                                    $     --             $     --
Personal Property
Commercial rent tax                              $     --             $     --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL STATE AND LOCAL           $    --          $  7,462             $  7,462             $    --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                     $    --          $ 42,825             $ 42,825             $    --
-----------------------------------------------------------------------------------------------------------------------------


STATUS OF POSTPETITION TAXES

-----------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES
                                                                                                           SEPTEMBER
-----------------------------------------------------------------------------------------------------------------------------
                                BEGINNING         AMOUNT                                  ENDING TAX          DELINQUENT
                              TAX LIABILITY   WITHHELD/ACCRUED      AMOUNT PAID            LIABILITY            TAXES
-----------------------------------------------------------------------------------------------------------------------------
FEDERAL
-----------------------------------------------------------------------------------------------------------------------------
Withholding                                      $21,437              $21,437              $    --
FICA - Employee                                  $ 8,963              $ 8,963              $    --
FICA - Employer                                  $ 8,963              $ 8,963              $    --
-----------------------------------------------------------------------------------------------------------------------------

UNITEL VIDEO, INC.        JUL, AUG, SEP OPERATING REPORT                 PAGE 10

-----------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES
                                                                                                           SEPTEMBER
-----------------------------------------------------------------------------------------------------------------------------
                                BEGINNING         AMOUNT                                  ENDING TAX          DELINQUENT
                              TAX LIABILITY   WITHHELD/ACCRUED      AMOUNT PAID            LIABILITY            TAXES
-----------------------------------------------------------------------------------------------------------------------------
FEDERAL
-----------------------------------------------------------------------------------------------------------------------------
Unemployment                                     $    35              $    35              $    --
Income
Other
-----------------------------------------------------------------------------------------------------------------------------
Total Federal Taxes                              $39,398              $39,398              $    --
-----------------------------------------------------------------------------------------------------------------------------
STATE & LOCAL
-----------------------------------------------------------------------------------------------------------------------------
Withholding                                      $ 8,264              $ 8,264
Sales                                                                 $    --              $    --
Excise
Unemployment                                     $   310              $   310
Real Property                                    $    --              $    --
Personal Property
Commercial rent tax                              $    --              $    --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL STATE AND LOCAL           $    --          $ 8,574              $ 8,574              $    --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                     $    --          $47,973              $47,973              $    --
-----------------------------------------------------------------------------------------------------------------------------

                     PAYMENTS TO INSIDERS AND PROFESSIONALS


-------------------------------------------------------------------------------------------------------
                                     INSIDERS
-------------------------------------------------------------------------------------------------------
                                                                                 CUMULATIVE UNPAID
NAME                              POSITION     TYPE OF PAYMENT    AMOUNT PAID         BALANCE
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
TOTAL PAYMENTS TO INSIDERS                                           $   --
-------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------
                                                  PROFESSIONALS
----------------------------------------------------------------------------------------------------------------------
                        TYPE OF     DATE OF COURT ORDER AUTHORIZING    AMOUNT
NAME                 PROFESSIONAL              PAYMENT                APPROVED      AMOUNT PAID      DATE OF PAYMENT
----------------------------------------------------------------------------------------------------------------------
Rosenman & Colin     Legal                                                          $ 89,234.82             8/17
Kaye Scholer         Legal                                                          $114,986.36             7/21
Connelly Bove        Legal                                                          $  9,507.51     7-21 and 9-7
Getzler & Co.        Interim Mgmt                                                   $270,000.00             9/21
----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
ADEQUATE PROTECTION PAYMENTS
------------------------------------------------------------------------------------------------------------
      NAME OF CREDITOR     SCHEDULED MONTHLY   AMTS PAID DURING MONTH         TOTAL UNPAID POSTPETITION
------------------------------------------------------------------------------------------------------------
Bear Stearns                        $111,000   approx. $111,000 each month
------------------------------------------------------------------------------------------------------------
Heller Financial                               July interest - $91,124
------------------------------------------------------------------------------------------------------------
                                               August Interest - $67,294
------------------------------------------------------------------------------------------------------------
                                               Sept interest - $63,478
                                               Audit - $52,056
                                               Legal - $56,934
------------------------------------------------------------------------------------------------------------

UNITEL VIDEO, INC.        JUL, AUG, SEP OPERATING REPORT                 PAGE 11

-----------------------------------------------------------------------------------------------------------------------------------
QUESTIONNAIRE                                                                                                 YES            NO
-----------------------------------------------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of business this reporting period?       X
-----------------------------------------------------------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other than a debtor in possession account?                                 X
-----------------------------------------------------------------------------------------------------------------------------------
3. Are any postpetition receivables (accounts, notes or loans) due from related parties?                                     X
-----------------------------------------------------------------------------------------------------------------------------------
4. Have any payments been made on prepetition liabilities this reporting period?                                             X
-----------------------------------------------------------------------------------------------------------------------------------
5. Have any postpetition loans been received by the debtor from any party?                                     X
-----------------------------------------------------------------------------------------------------------------------------------
6. Are any postpetition payroll taxes past due?                                                                              X
-----------------------------------------------------------------------------------------------------------------------------------
7. Are any postpetition state or federal income taxes past due?                                                              X
-----------------------------------------------------------------------------------------------------------------------------------
8. Are any postpetition real estate taxes past due?                                                                          X
-----------------------------------------------------------------------------------------------------------------------------------
9. Are any other postpetition taxes past due?                                                                                X
-----------------------------------------------------------------------------------------------------------------------------------
10. Are any amounts owed to postpetition creditors past due?                                                   X
-----------------------------------------------------------------------------------------------------------------------------------
11. Have any prepetition taxes been paid during the reporting period?                                                        X
-----------------------------------------------------------------------------------------------------------------------------------
12. Are any wage payments past due?                                                                                          X
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INSURANCE                                                                                                     YES            NO
-----------------------------------------------------------------------------------------------------------------------------------
1. Are worker's compensation, general liability and other necessary insurance coverages in effect?             X
-----------------------------------------------------------------------------------------------------------------------------------
2. Are all premium payments paid current?                                                                      X
-----------------------------------------------------------------------------------------------------------------------------------
3. Please itemize policies below
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                           INSURANCE POLICIES
-----------------------------------------------------------------------------------------------------------------------------------
           TYPE OF INSURANCE                                             BROKER                                PAYMENT
-----------------------------------------------------------------------------------------------------------------------------------
Directors & Officers Liability; Misc. Professional     ARC Excess & Surplus, LLC - financing through AI    $6,050 MONTHLY
-----------------------------------------------------------------------------------------------------------------------------------
Property Policy                                        FM Global - financing through AFCO                  DOWN PAYMENT - $34,449;
                                                                                                           7 INSTALLMENTS OF $11,849
-----------------------------------------------------------------------------------------------------------------------------------
General liability; auto disability; mobile liability;  SCS Agency                                          9 PAYMENTS OF $10,113
                                                                                                           COMMENCING 12-3-
-----------------------------------------------------------------------------------------------------------------------------------
Travel accident                                        HG Enterprises                                      RENEWED THROUGH 11/00
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                     PERSONNEL-July       PERSONNEL - August   PERSONNEL - September
                                                                   FULL TIME  PART TIME  FULL TIME  PART TIME   FULL TIME  PART TIME
-----------------------------------------------------------------------------------------------------------------------------------
1. Total number of employees at beginning of period                    20        6          20          6           20         5
-----------------------------------------------------------------------------------------------------------------------------------
2. Number of employees hired during the period                          1        2           0          0            1         0
-----------------------------------------------------------------------------------------------------------------------------------
3. Number of employees terminated or resigned during the period         1        2           0          1            1         2
-----------------------------------------------------------------------------------------------------------------------------------
4. Total number of employees on payroll at end of period               20        6          20          5           20         3
-----------------------------------------------------------------------------------------------------------------------------------


                               CHANGE OF ADDRESS


Mailing address has not changed

UNITEL VIDEO, INC.        JUL, AUG, SEP OPERATING REPORT                 PAGE 12


--------------------------------------------------------------------------------
                       FLEET OPERATING BANK RECONCILIATION
--------------------------------------------------------------------------------

BALANCE PER BOOKS 07/31/2000                                        $ 717,838.51

ADD O/S CHECKS                                                      $ 110,192.27

ADJUSTED BANK BALANCE                                               $         --

BALANCE PER BANK AS ON 07/31/2000                                   $ 828,030.78

DIFFERENCE                                                          $         --

Outstanding Check List:

Ck #                                                    Amount
    8132                                            $  8,741.22
    8206                                            $    474.00
    8297                                            $     17.94
    8318                                            $    104.20
    8416                                            $     47.50
    9032                                            $    273.15
    9176                                            $ 66,400.42
    9277                                            $    500.00
    9308                                            $    232.46
    9881                                            $    130.00
    9886                                            $    331.95
    9902                                            $     74.06
    9909                                            $  4,950.00
    9911                                            $     64.30
    9912                                            $    137.96
    9915                                            $    194.85
    9916                                            $  2,533.05
    9917                                            $  1,600.54
    9918                                            $     86.06
    9919                                            $  5,567.34
    9921                                            $      9.00
    9922                                            $  2,819.04
    9923                                            $     58.67
    9924                                            $     55.25
    9930                                            $    466.07
    9931                                            $    465.98
    9932                                            $    177.25
    9933                                            $    250.00
    9934                                            $    805.14
    9935                                            $  1,922.07
    9936                                            $      9.00
    9937                                            $  3,540.23
    9938                                            $  5,868.32
    9940                                            $    343.44
    9942                                            $    941.81

TOTAL                                               $110,192.27
-------------------------------------------------------------------------------

UNITEL VIDEO, INC.        JUL, AUG, SEP OPERATING REPORT                 PAGE 13


--------------------------------------------------------------------------------
                       FLEET OPERATING BANK RECONCILIATION
--------------------------------------------------------------------------------

BALANCE PER BOOKS 08/31/2000                                       $2,644,093.29

ADD O/S CHECKS                                                     $  209,599.36

ADJUSTED BANK BALANCE                                              $          --

BALANCE PER BANK AS ON 08/31/2000                                  $2,853,692.65

DIFFERENCE                                                         $          --

Outstanding Check List:

Ck #                                                      AMOUNT
    8132                                            $     8,741.22
    8206                                            $       474.00
    8297                                            $        17.94
    8318                                            $       104.20
    8416                                            $        47.50
    9032                                            $       273.15
    9176                                            $    66,400.42
    9277                                            $       500.00
    9308                                            $       232.46
   10019                                            $       389.70
   10031                                            $       700.65
   10038                                            $       145.03
   10042                                            $        34.73
   10045                                            $        62.90
   10048                                            $     6,654.04
   10053                                            $       300.00
   10054                                            $     3,708.85
   10059                                            $       211.66
   10060                                            $        24.00
   10064                                            $       675.00
   10065                                            $        86.00
   10066                                            $     1,836.78
   10067                                            $       247.43
   10068                                            $       217.98
   10069                                            $       479.29
   10070                                            $       417.68
   10071                                            $       378.66
   10073                                            $        74.77
   10074                                            $       418.48
   10075                                            $     1,555.21
   10079                                            $     1,666.16
   10080                                            $       134.43
   10081                                            $       350.00
   10082                                            $     6,188.93
   10083                                            $        89.00
   10084                                            $       289.00
   10085                                            $     9,111.40
   10086                                            $    14,025.00
   10087                                            $       190.82
   10088                                            $        62.54
   10089                                            $       145.86
   10090                                            $       591.47
   10091                                            $       188.97
   10092                                            $     2,819.00
   10093                                            $     3,340.31
   10094                                            $    46,619.83
   10095                                            $     7,726.72
   10096                                            $     5,040.00
   10097                                            $        52.83
   10098                                            $        95.30
   10099                                            $     1,207.76
   10100                                            $     3,768.55
   10101                                            $     5,087.75
   10102                                            $       898.00
   10103                                            $     4,500.00

TOTAL                                               $   209,599.36
-------------------------------------------------------------------------------

UNITEL VIDEO, INC.        JUL, AUG, SEP OPERATING REPORT                 PAGE 14


--------------------------------------------------------------------------------
                       FLEET OPERATING BANK RECONCILIATION
--------------------------------------------------------------------------------

BALANCE PER BOOKS 09/30/2000                                     $   813,294.69

ADD O/S CHECKS                                                   $   228,139.23

ADJUSTED BANK BALANCE                                            $           --

BALANCE PER BANK AS ON 09/30/2000                                $ 1,041,433.92

DIFFERENCE                                                       $           --

Oustanding Check List:

Ck #                                                      AMOUNT
    8132                                            $    8,741.22
    8206                                            $      474.00
    8297                                            $       17.94
    8318                                            $      104.20
    8416                                            $       47.50
    9032                                            $      273.15
    9176                                            $   66,400.42
    9277                                            $      500.00
    9308                                            $      232.46
   10071                                            $      378.66
   10088                                            $       62.54
   10099                                            $    1,207.76
   10147                                            $   38,333.33
   10174                                            $      368.64
   10178                                            $    3,992.32
   10179                                            $      243.56
   10181                                            $      260.00
   10183                                            $      350.00
   10189                                            $    3,000.00
   10195                                            $    4,322.42
   10196                                            $       61.00
   10198                                            $      465.12
   10199                                            $      244.00
   10200                                            $      415.12
   10201                                            $      215.00
   10202                                            $      206.85
   10203                                            $      581.19
   10204                                            $    1,585.54
   10205                                            $    8,170.85
   10206                                            $    5,567.34
   10207                                            $    7,982.36
   10208                                            $    3,476.32
   10211                                            $    1,224.48
   10212                                            $   54,232.00
   10213                                            $    2,295.00
   10214                                            $      420.00
   10215                                            $    2,777.48
   10216                                            $       57.09
   10217                                            $    6,665.89
   10218                                            $    1,959.18
   10219                                            $      227.30

TOTAL                                               $  228,139.23
--------------------------------------------------------------------------------

UNITEL VIDEO, INC.        JUL, AUG, SEP OPERATING REPORT                 PAGE 15

--------------------------------------------------------------------------------
MELLON OPERATING BANK RECONCILIATION
--------------------------------------------------------------------------------

BALANCE PER BANK 07/31/2000                                      $      950.50

LESS O/S CHECKS                                                  $          --

ADJUSTED BALANCE                                                 $          --

BOOK BALANCE 07/31/2000                                          $      950.50

DIFFERENCE                                                       $          --


Ck #                                                   AMOUNT

TOTAL                                               $        --
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
MELLON OPERATING BANK RECONCILIATION
--------------------------------------------------------------------------------

BALANCE PER BANK 08/31/2000                                     $      950.50

LESS O/S CHECKS                                                 $          --

ADJUSTED BALANCE                                                $          --

BOOK BALANCE 08/31/2000                                         $      950.50

DIFFERENCE                                                      $          --


Ck #                                                   AMOUNT

TOTAL                                               $        --
--------------------------------------------------------------------------------

MELLON OPERATING BANK RECONCILIATION

BALANCE PER BANK 09/30/2000                                     $      950.50

LESS O/S CHECKS                                                 $          --

ADJUSTED BALANCE                                                $          --

BOOK BALANCE 09/30/2000                                         $      950.50

DIFFERENCE                                                      $          --


Ck #                                                   AMOUNT

TOTAL                                               $        --
--------------------------------------------------------------------------------

[FLEET LOGO]
                             STATEMENT OF ACCOUNTS                 PAGE  1  OF 5

                                                                     9415-859803


                                                             STATEMENT DATE
                                                                07/31/00
                                                               Questions?
                                                           Call our Business
                                                           Banking Center at
                                                             1-800-PARTNER
                                                            (1-800-727-8637)

                                                          Cash Reserve Payment

                                                              -------------
116


     UNITEL VIDEO INC                CY
     555 WEST 57TH ST                                      Please remit to:
     SUITE 1240                126 ENCLOSED ITEMS             FLEET BANK
     NEW YORK NY 10019                                       Cash Reserve
                                                             PO Box 150456
                                                        Hartford, CT. 06115-0456




                                     detach
================================================================================

               BEGINNING      DEPOSITS, OTHER     CHECKS, WITHDRAWALS,     INTEREST       ACCOUNT ACTIVITY       ENDING
 CHECKING       BALANCE           CREDITS            OTHER DEBITS            PAID           & OTHER FEES        BALANCE
 --------      ---------      ---------------     ------------------       --------       ----------------      --------
9415-859803    889720.86         664284.42             725974.50             .00                .00             828030.78

ACCOUNT NO. 9415-859803  COMMERCIAL CHECKING    PERIOD 07/01/00 THROUGH 07/31/00
BUSINESS BANKING CENTER ACCESS CODE 7399

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------

        DATE          DEBITS (-)     CREDITS (+)   DESCRIPTION

        07-05          30.41                       PREAUTHORIZED DDA DEBIT
                                                   NDPS            NDPSSTLMNT
                                                   200007 8788000152756
                                                   UNITEL NY
                                                   020001870187075        CCD

        07-05          25.00                       PREAUTHORIZED DDA DEBIT
                                                   NDPS            NDPSSTLMNT
                                                   200007 8788000152772
                                                   UNITEL POST 38
                                                   020001870187252        CCD

        07-05          25.00                       PREAUTHORIZED DDA DEBIT
                                                   NDPS            NDPSSTLMNT
                                                   200007 8788000152798
                                                   EDITEL-LA
                                                   020001870187076        CCD

        07-07                        49,784.00     WIRE INCOMING FED
                                                   07/07/00 004351
                                                   9999000707004351
                                                   13493
                                                   MELLON BANK N.A.

        07-12                       101,393.13     WIRE INCOMING FED
                                                   07/12/00  003885
                                                   9999000712003885
                                                   11651
                                                   MELLON BANK N.A.



Notice: See reverse side for important information

[FLEET LOGO]
                             STATEMENT OF ACCOUNTS                 PAGE  2  OF 5

                                                                     9415-859803


                                                              STATEMENT DATE
                                                                 07/31/00
                                                                Questions?
                                                            Call our Business
                                                            Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)

                                                          Cash Reserve Payment

                                                              -------------
116


     UNITEL VIDEO INC                CY
     555 WEST 57TH ST                                       Please remit to:
     SUITE 1240                                                FLEET BANK
     NEW YORK NY 10019                                        Cash Reserve
                                                              PO Box 150456
                                                        Hartford, CT. 06115-0456




                                     detach
================================================================================

ACCOUNT NO. 9415-859803     CONTINUED           PERIOD 07/01/00 THROUGH 07/31/00

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------

        DATE          DEBITS (-)     CREDITS (+)   DESCRIPTION

        07-13        101,393.13                    REPETITIVE IBT VIA PC
                                                   07/13/00 004475
                                                   9999000713004475
                                                   2000071301018NTR
                                                   UNITEL VIDEO INC

        07-14                       133,612.00     WIRE INCOMING FED
                                                   07/14/00 004606
                                                   9999000714004606
                                                   14631
                                                   MELLON BANK N.A.

        07-14                        85,000.00     BUSINESS DEPOSIT

        07-14          7,316.87                    REPETITIVE IBT VIA PC
                                                   07/14/00 004647
                                                   9999000714004647
                                                   2000071401095NTR
                                                   UNITEL VIDEO INC

        07-20                             5.00     PREAUTHORIZED DDA CREDIT
                                                   AMERICAN EXP    SETTLEMENT
                                                   000720 6316930411
                                                   UNITEL VIDEO 6316930411
                                                   020002024725267        CCD

       07-21                        179,885.00     WIRE INCOMING FED
                                                   07/21/00 005194
                                                   9999000721005194
                                                   17312
                                                   MELLON BANK N.A.

       07-26                         68,352.29     WIRE INCOMING FED
                                                   7/26/00  006714
                                                   999900726006714
                                                   23888
                                                   MELLON BANK N.A.



Notice: See reverse side for important information

[FLEET LOGO]
                             STATEMENT OF ACCOUNTS                 PAGE  3  OF 5

                                                                     9415-859803


                                                              STATEMENT DATE
                                                                 07/31/00
                                                                Questions?
                                                            Call our Business
                                                            Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)

                                                          Cash Reserve Payment

                                                              -------------
116


     UNITEL VIDEO INC                CY
     555 WEST 57TH ST                                       Please remit to:
     SUITE 1240                                                FLEET BANK
     NEW YORK NY 10019                                        Cash Reserve
                                                              PO Box 150456
                                                        Hartford, CT. 06115-0456




                                     detach
================================================================================

ACCOUNT NO. 9415-859803     CONTINUED           PERIOD 07/01/00 THROUGH 07/31/00

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------

        DATE          DEBITS (-)     CREDITS (+)   DESCRIPTION
       07-27                          46,253.00    WIRE INCOMING FED
                                                   07/27/00 006211
                                                   9999000727006211
                                                   19277
                                                   MELLON BANK N.A.

       07-27          68,483.04                    REPETITIVE IBT VIA PC
                                                   07/27/00 003086
                                                   9999000727003086
                                                   2000072700395NTR
                                                   UNITEL VIDEO INC

---------------------------------------------------------------------------------------------------------------
    - CHECKS POSTED -                         - CHECKS POSTED -                         - CHECKS POSTED -
---------------------------------------------------------------------------------------------------------------
DATE    CHECK NO.     AMOUNT            DATE    CHECK NO.      AMOUNT          DATE     CHECK NO.       AMOUNT

07-11      9739       4,056.00          07-07     9797           26.81         07-11       9816         516.92
07-06      9749*        441.12          07-07     9798        6,251.43         07-12       9817         198.00
07-20      9755*      6,609.08          07-03     9799       10,113.30         07-11       9818       1,649.21
07-05      9769*         25.60          07-06     9800          157.32         07-13       9819        . 84.75
07-06      9782*      8,750.00          07-05     9801        7,162.00         07-14       9820       2,520.00
07-03      9783       8,060.30          07-07     9802          240.00         07-12       9821          75.00
07-03      9784      36,489.16          07-07     9803        1,410.48         07-11       9822       3,192.93
07-06      9785       7,862.45          07-07     9804          115.00         07-11       9823          55.64
07-03      9786         867.91          07-06     9805           56.97         07-19       9824       6,663.03
07-03      9787       1,638.74          07-06     9806        1,383.86         07-10       9825         786.19
07-03      9788       5,567.34          07-05     9807          488.53         07-11       9826       7,246.26
07-19      9789         735.00          07-06     9808          455.21         07-11      .9827         595.00
07-05      9790      54,470.15          07-14     9809          362.62         07-13       9828          50.00
07-05      9791       8,755.50          07-18     9810           96.95         07-12       9829          64.63
07-07      9792       1,619.96          07-13     9811          582.49         07-11       9830       8,755.50
07-07      9793         286.65          07-13     9812          375.00         07-12       9831          94.72
07-06      9794       1,962.18          07-12     9813          102.20         07-13       9832       1,133.41
07-05      9795         553.05          07-11     9814          272.20         07-11       9833       5,237.00
07-03      9796         541.24          07-19     9815        1,425.00         07-11       9834         476.48

                                                                       CONTINUED


Notice: See reverse side for important information

[FLEET LOGO]
                             STATEMENT OF ACCOUNTS                 PAGE  4  OF 5

                                                                     9415-859803


                                                              STATEMENT DATE
                                                                 07/31/00
                                                                Questions?
                                                            Call our Business
                                                            Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)

                                                          Cash Reserve Payment

                                                              -------------
116


     UNITEL VIDEO INC                CY
     555 WEST 57TH ST                                       Please remit to:
     SUITE 1240                                                FLEET BANK
     NEW YORK NY 10019                                        Cash Reserve
                                                              PO Box 150456
                                                        Hartford, CT. 06115-0456




                                     detach
================================================================================

ACCOUNT NO. 9415-859803     CONTINUED           PERIOD 07/01/00 THROUGH 07/31/00


---------------------------------------------------------------------------------------------------------------
    - CHECKS POSTED -                         - CHECKS POSTED -                         - CHECKS POSTED -
---------------------------------------------------------------------------------------------------------------
DATE    CHECK NO.     AMOUNT            DATE    CHECK NO.      AMOUNT          DATE     CHECK NO.       AMOUNT

07-12    9835           186.19          07-19      9859         12.84           07-26     9889*       5,220.00
07-20    9836           208.54          07-21      9860        262.46           07-28     9891*         179.42
07-11    9837            54.00          07-25      9861         93.02           07-27     9892          672.62
07-07    9838            43.30          07-26      9862         50.00           07-24     9893          349.91
07-14    9840*        1,668.80          07-19      9863        146.29           07-24     9894        3,453.18
07-18    9841           691.00          07-26      9864        375.00           07-27     9895          270.62
07-20    9842         7,253.93          07-19      9865        474.00           07-24     9896          886.62
07-24    9843           565.10          07-18      9866      1,454.61           07-26     9897          250.00
07-14    9844           128.00          07-17      9867         35.00           07-25     9898          553.05
07-18    9845         2,400.00          07-19      9868     43,187.00           07-26     9900*         250.00
07-26    9846         2,900.00          07-28      9869     14,533.54           07-26     9901          250.00
07-20    9847        38,333.33          07-21      9872*     7,525.54           07-26     9903*       8,000.00
07-24    9848           758.64          07-26      9873      3,148.58           07-27     9904        7,599.00
07-17    9849           358.88          07-25      9874      1,112.65           07-25     9905      114,986.36
07-17    9850         7,246.26          07-26      9875        215.00           07-26     9906        3,452.55
07-17    9851            25.11          07-25      9876        266.74           07-25     9907          668.73
07-19    9852            65.66          07-27      9879*       194.85           07-24     9908          334.22
07-18    9853           125.62          07-26      9880      1,250.00           07-28     9910*       1,000.00
07-25    9854         2,037.53          07-26      9882*       102.84           07-31     9913*       8,394.79
07-17    9855           426.44          07-25      9883        101.37           07-31     9914          450.35
07-20    9856           110.00          07-27      9884        674.84           07-28     9920*         126.00
07-19    9857        26,500.00          07-28      9885      1,586.00           07-31     9939*       1,055.44
07-26    9858           306.88          07-26      9887*        19.99           07-28     9941*       1,319.35

                            * DENOTES SEQUENCE BREAK

--------------------------------------------------------------------------------
                           - DAILY BALANCE SUMMARY -
--------------------------------------------------------------------------------

DATE           BALANCE        DATE          BALANCE        DATE          BALANCE
07-03       826,442.87        07-11      740,735.56        07-18      931,545.01
07-05       754,907.63        07-12      841,407.95        07-19      852,336.19
07-06       733,838.52        07-13      737,789.17        07-20      799,826.31
07-07       773,628.89        07-14      944,404.88        07-21      971,923.31
07-10       772,842.70        07-17      936,313.19        07-24      965,575.64


Notice: See reverse side for important information

[FLEET LOGO]
                             STATEMENT OF ACCOUNTS                 PAGE  5  OF 5

                                                                     9415-859803


                                                              STATEMENT DATE
                                                                 07/31/00
                                                                Questions?
                                                            Call our Business
                                                            Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)

                                                          Cash Reserve Payment

                                                              -------------
116


     UNITEL VIDEO INC                CY
     555 WEST 57TH ST                                       Please remit to:
     SUITE 1240                                                FLEET BANK
     NEW YORK NY 10019                                        Cash Reserve
                                                              PO Box 150456
                                                        Hartford, CT. 06115-0456




                                     detach
================================================================================

ACCOUNT NO. 9415-859803     CONTINUED           PERIOD 07/01/00 THROUGH 07/31/00

--------------------------------------------------------------------------------
                           - DAILY BALANCE SUMMARY -
--------------------------------------------------------------------------------

DATE           BALANCE        DATE          BALANCE        DATE          BALANCE
07-25       845,756.19        07-27      856,675.67        07-31      828,030.78
07-26       888,317.64        07-28      837,931.36



Notice: See reverse side for important information

[MELLON LOGO]



     MELLON BANK NA
     WESTERN REGION
     CRAFTON-INGRAM SHOPPING CTR
     800-527-1800



               UNITEL MOBILE VIDEO A DIV OF      100
               UNITEL VIDEO INC                  95
               555 W 57TH ST
               NEW YORK NY 10019-2925

                                                      PAGE:        1
                                            ACCOUNT NUMBER:        038-5545
                                            STATEMENT FROM:        JUN 30, 2000
                                                        TO:        JUL 31, 2000
     0                                                  BZ                 1


--------------------------------------------------------------------------------
Account Summary
--------------------------------------------------------------------------------

ACTIVITY                   ITEMS       DOLLAR SUBTOTALS         DOLLAR TOTALS

OPENING BALANCE                                                    4,840.91

     DEPOSITS                 0                   .00
     OTHER CREDITS            0                   .00
TOTAL CREDITS                 0                                         .00

     CHECKS PAID              1                204.79
     SERVICE CHARGES          1                 24.00
     OTHER DEBITS             0                   .00
TOTAL DEBITS                  2                                      228.79

CLOSING BALANCE                                                    4,612.12


--------------------------------------------------------------------------------
Daily Transactions
--------------------------------------------------------------------------------

DATE     TRANSACTION DESCRIPTION                     CHECKS/DEBITS         DEPOSITS/CREDITS

06-30    CLOSING BALANCE PREVIOUS STATEMENT .....                                4,840.91

07-03    CHECK(S) PAID (SEE CHECK DETAIL SECTION)        204.79

                                 DAILY BALANCE                                   4,636.12
07-31    SERVICE CHARGE                                   24.00
                               CLOSING BALANCE                                   4,612.12

--------------------------------------------------------------------------------
Service Charge Detail
--------------------------------------------------------------------------------

SERVICE DESCRIPTION                                                      CHARGE


CORE SERVICE CHARGES AND ADDITIONAL OPTIONS
CHOICE CHECKING II ................................................       24.00

TOTAL SERVICE CHARGES .............................................       24.00

[FLEET LOGO]
                             STATEMENT OF ACCOUNTS                 PAGE  1  OF 3

                                                                     9417-544821


                                                             STATEMENT DATE
                                                                07/31/00
                                                               Questions?
                                                           Call our Business
                                                           Banking Center at
                                                             1-800-PARTNER
                                                            (1-800-727-8637)

                                                          Cash Reserve Payment

                                                              -------------
116

     UNITEL VIDEO INC                            CY
     PAYROLL                                               Please remit to:
     555 WEST 57TH ST              22 ENCLOSED ITEMS          FLEET BANK
     SUITE 1240                                              Cash Reserve
     NEW YORK NY 10019                                       PO Box 150456
                                                        Hartford, CT. 06115-0456



                                     detach
================================================================================

               BEGINNING      DEPOSITS, OTHER     CHECKS, WITHDRAWALS,     INTEREST       ACCOUNT ACTIVITY       ENDING
 CHECKING       BALANCE           CREDITS            OTHER DEBITS            PAID           & OTHER FEES        BALANCE
 --------      ---------      ---------------     ------------------       --------       ----------------      --------

9417-544821     17992.51         177193.04             183300.67               .00                   .00        11884.88

ACCOUNT NO. 9417-544821  COMMERCIAL CHECKING   PERIOD 07/01/00 THROUGH 07/31/00
BUSINESS BANKING CENTER ACCESS CODE 0571


--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------


        DATE          DEBITS (-)     CREDITS (+)   DESCRIPTION

       07-13                         101,393.13    WIRE INTERNAL BOOK TRANS CR
                                                   07/13/00 004475
                                                   9999000713004475
                                                   2000071301018NTR
                                                   UNITEL VIDEO INC

       07-13          35,962.37                    PREAUTHORIZED DDA DEBIT
                                                   ADP TX/FINCL          ADP - TAX
                                                   000713 94K1H 071428A02
                                                   UNITEL VIDEO INC
                                                   020001952905284       CCD

       07-13             657.34                    PREAUTHORIZED DDA DEBIT
                                                   ADP TX/FINCL          ADP - TAX
                                                   000713 94K1H 071428B01
                                                   UNITEL VIDEO INC
                                                   020001952904631       CCD

       07-14                           7,316.87    WIRE INTERNAL BOOK TRANS CR
                                                   07/14/00 004647
                                                   9999000714004647
                                                   2000071401095NTR
                                                   UNITEL VIDEO INC

       07-14          49,491.87                    PREAUTHORIZED DDA DEBIT
                                                   UNITEL VIDEO          PAYROLL
                                                   282076 K1HA01231713238
                                                   UNITEL VIDEO INC
                                                   020001942205381       PPD


--------------------------------------------------------------------------------
Notice: See reverse side for important information

[FLEET LOGO]
                             STATEMENT OF ACCOUNTS                 PAGE  2  OF 3

                                                                     9417-544821


                                                             STATEMENT DATE
                                                                07/31/00
                                                               Questions?
                                                           Call our Business
                                                           Banking Center at
                                                             1-800-PARTNER
                                                            (1-800-727-8637)

                                                          Cash Reserve Payment

                                                              -------------
116

     UNITED VIDEO INC                            CY
     PAYROLL                                               Please remit to:
     555 WEST 57TH ST                                         FLEET BANK:
     SUITE 1240                                              Cash Reserve
     NEW YORK NY 10019                                       PO Box 150456
                                                        Hartford, CT. 06115-0456




                                     detach
================================================================================
ACCOUNT NO. 9417-544821         CONTINUED      PERIOD 07/01/00 THROUGH 07/31/00

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------

        DATE          DEBITS (-)     CREDITS (+)   DESCRIPTION


        07-27                        68,483.04     WIRE INTERNAL BOOK TRANS CR
                                                   07/27/00 003086
                                                   9999000727003086
                                                   2000072700395NTR
                                                   UNITEL VIDEO INC

        07-27          22,733.53                   PREAUTHORIZED DDA DEBIT
                                                   ADP TX/FINCL          ADP - TAX
                                                   000727 94K1H 072830A01
                                                   UNITEL VIDEO INC
                                                   020002097706691       CCD

        07-27           1,551.87                   PREAUTHORIZED DDA DEBIT
                                                   ADP TX/FINCL          ADP - TAX
                                                   000727 94K1H 072830802
                                                   UNITEL VIDEO INC
                                                   020002097706165       CCD

        07-28          28,794.54                   PREAUTHORIZED DDA DEBIT
                                                   UNITEL VIDEO          PAYROLL
                                                   302063 K1HA01231713238
                                                   UNITEL VIDEO INC
                                                   020002086735629       PPD

---------------------------------------------------------------------------------------------------------------
    - CHECKS POSTED -                         - CHECKS POSTED -                         - CHECKS POSTED -
---------------------------------------------------------------------------------------------------------------
DATE    CHECK NO.     AMOUNT            DATE    CHECK NO.      AMOUNT          DATE     CHECK NO.       AMOUNT


07-03     1924         681.56           07-17     1934*        438.22          07-14      6230          746.06
07-03     1925         841.64           07-17     1935       1,752.72          07-12      6231          665.80
07-03     1926         613.61           07-28     1936         610.45          07-17      6232          403.00
07-03     1928*        956.42           07-31     1940*        389.73          07-19      6233          988.43
07-03     1929       1,818.11           07-31     1942*      1,034.58          07-19      6234        9,842.60
07-14     1930         610.44           07-31     1943       1,916.21          07-17      6235        7,893.90
07-18     1931         937.50           07-10     6229*      5,516.80          07-31      6237*       4,837.77
07-17     1932         613.60

             *  DENOTES SEQUENCE BREAK



Notice: See reverse side for important information

[FLEET LOGO]
                             STATEMENT OF ACCOUNTS                 PAGE  2  OF 3

                                                                     9417-544821


                                                             STATEMENT DATE
                                                                07/31/00
                                                               Questions?
                                                           Call our Business
                                                           Banking Center at
                                                             1-800-PARTNER
                                                            (1-800-727-8637)

                                                          Cash Reserve Payment

                                                              -------------
116

     UNITED VIDEO INC                            CY
     PAYROLL                                               Please remit to:
     555 WEST 57TH ST                                         FLEET BANK:
     SUITE 1240                                              Cash Reserve
     NEW YORK NY 10019                                       PO Box 150456
                                                        Hartford, CT. 06115-0456



                                     detach
================================================================================
ACCOUNT NO. 9417-544821         CONTINUED      PERIOD 07/01/00 THROUGH 07/31/00

--------------------------------------------------------------------------------
                           - DAILY BALANCE SUMMARY -
--------------------------------------------------------------------------------

DATE           BALANCE        DATE          BALANCE        DATE          BALANCE

07-03         13,081.17       07-14         28,140.49     07-27        49,468.16
07-10          7,564.37       07-17         17,039.05     07-28        20,063.17
07-12          6,898.57       07-18         16,101.55     07-31        11,884.88
07-13         71,671.99       07-19          5,270.52




Notice: See reverse side for important information

[FLEET LOGO]

                              STATEMENT OF ACCOUNTS              PAGE 1 OF 5

                                                             9415-859803

                                                            STATEMENT DATE
                                                               08/31/00
                                                              Questions?
                                                          Call our Business
116                                                       Banking Center at
                                                            1-800-PARTNER
                                                           (1-800-727-8637)
                                                         Cash Reserve Payment
    UNITEL VIDEO INC                  CY
    555 WEST 57TH ST
    SUITE 1240                                             Please remit to:
    NEW YORK NY 10019              127 ENCLOSED ITEMS         FLEET BANK
                                                             Cash Reserve
                                                             PO Box 150456
                                     detach             Hartford, CT. 06115-0456
================================================================================

              BEGINNING   DEPOSIT, OTHER   CHECKS, WITHDRAWALS   INTEREST   ACCOUNT ACTIVITY    ENDING
 CHECKING     BALANCE         CREDITS         OTHER DEBITS       PAID         & OTHER FEES      BALANCE

9415-859803   828030.78     2857687.56          832025.69             .00              .00     2853692.65

ACCOUNT NO. 9415-859803   COMMERCIAL CHECKING   PERIOD 08/01/00 THROUGH 08/31/00
BUSINESS BANKING CENTER ACCESS CODE 7399

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------

   DATE           DEBITS (-)    CREDITS (+)      DESCRIPTION
   08-02            30.41                        PREAUTHORIZED DDA DEBIT
                                                 NDPS             NDPSSTLMNT
                                                 200008 8788000152756
                                                 UNITEL NY
                                                 020002150208602          CCD
   08-02            25.00                        PREAUTHORIZED DDA DEBIT
                                                 NDPS             NDPSSTLMNT
                                                 200008 8788000152772
                                                 UNITEL POST 38
                                                 020002150208734          CCD
   08-02            25.00                        PREAUTHORIZED DDA DEBIT
                                                 NDPS             NDPSSTLMNT
                                                 200008 8788000152798
                                                 EDITEL-LA
                                                 020002150208603          CCD
   08-08                         80,000.00       WIRE INCOMING FED
                                                 08/08/00 015842
                                                 9999000808015842
                                                 UNITEL VIDEO INC
                                                 CHITTENDEN TRUST BURLINGTON, VT
   08-09                         67,355.63       WIRE INCOMING FED
                                                 08/09/00 016350
                                                 9999000809016350
                                                 17368
                                                 MELLON BANK N.A.


Notice: See reverse side for important information

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS              PAGE 2 of 5

                                                              9415-859803

                                                             STATEMENT DATE
                                                                08/31/00
                                                               Questions?
116                                                         Call our Business
                                                            Banking Center at
                                                              1-800-PARTNER
                                                            (1-800-727-8637)
                                                          Cash Reserve Payment
      UNITEL VIDEO INC                           CY
      555 WEST 57TH ST
      SUITE 1240                                            Please remit to:
      NEW YORK NY 10019                                        FLEET BANK
                                                              Cash Reserve
                                                              PO Box 150456
                                                        Hartford, CT. 06115-0456
                                     detach
================================================================================
ACCOUNT NO. 9415-859803  CONTINUED              PERIOD 08/01/00 THROUGH 08/31/00
--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------

   DATE           DEBITS (-)    CREDITS (+)      DESCRIPTION
   08-09                         5,000.00        WIRE INCOMING FED
                                                 08/09/00 014679
                                                 9999000809014679
                                                 UNITEL VIDEO INC
                                                 CHITTENDEN TRUST BURLINGTON, VT
   08-10            76,087.20                    REPETITIVE IBT VIA PC
                                                 08/10/00 017156
                                                 9999000810017156
                                                 2000081002987NTR
                                                 UNITEL VIDEO INC
   08-11                         180,729.00      WIRE INCOMING FED
                                                 08/11/00 019892
                                                 9999000811019892
                                                 17774
                                                 MELLON BANK N.A.
   08-11                         107,267.00      WIRE INCOMING FED
                                                 08/11/00 019894
                                                 9999000811019894
                                                 17775
                                                 MELLON BANK N.A.
   08-18                         135,944.00      WIRE INCOMING FED
                                                 08/18/00 017403
                                                 9999000818017403
                                                 17763
                                                 MELLON BANK N.A.
   08-23                         63,651.32       WIRE INCOMING FED
                                                 08/23/00 017565
                                                 9999000823017565
                                                 22047
                                                 MELLON BANK N.A.


Notice: See reverse side for important information

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS              PAGE 3 OF 5

                                                              9415-859803

                                                             STATEMENT DATE
                                                                08/31/00
                                                               Questions?
                                                            Call our Business
116                                                         Banking Center at
                                                             1-800-PARTNER
                                                            (1-800-727-8637)
                                                          Cash Reserve Payment
    UNITEL VIDEO INC                       CY
    555 WEST 57TH ST
    SUITE 1240                                              Please remit to:
    NEW YORK NY 10019                                          FLEET BANK
                                                              Cash Reserve
                                                              PO Box 150456
                                                        Hartford, CT. 06115-0456
                                     detach
================================================================================
ACCOUNT NO. 9415-859803   CONTINUED          PERIOD 08/01/00 THROUGH 08/31/00
--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------

   DATE           DEBITS (-)    CREDITS (+)      DESCRIPTION
   08-24            63,691.88                    REPETITIVE IBT VIA PC
                                                 08/24/00 017122
                                                 9999000824017122
                                                 2000082402419NTR
                                                 UNITEL VIDEO INC
   08-25                         100,390.08      WIRE INCOMING FED
                                                 08/25/00 016101
                                                 9999000825016101
                                                 18881
                                                 MELLON BANK N.A.
   08-29                         1,302,076.50    WIRE INCOMING FED
                                                 08/29/00 008177
                                                 9999000829008177
                                                 UNITEL VIDEO INC
                                                 MERCANTILE SAFE DEPOSIT
   08-29                         274.03          PREAUTHORIZED DDA CREDIT
                                                 UNITEL VIDEO
                                                 ACH REVERSAL
   08-31                         815,000.00      WIRE INCOMING FED
                                                 08/31/00 021390
                                                 9999000831021390
                                                 UNITEL VIDEO INC
                                                 CHITTENDEN TRUST BURLINGTON, VT

--------------------------------------------------------------------------------
Notice: See reverse side for important information

[FLEET LOGO]


                             STATEMENT OF ACCOUNTS               PAGE 4 OF 5






                                                              9415-859803

                                                             STATEMENT DATE
                                                                08/31/00
                                                               Questions?
                                                            Call our Business
116                                                         Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)
                                                          Cash Reserve Payment
   UNITEL VIDEO INC                         CY
   555 WEST 57TH ST
   SUITE 1240                                               Please remit to:
   NEW YORK NY 10019                                           FLEET BANK
                                                              Cash Reserve
                                                              PO Box 150456
                                     detach             Hartford, CT. 06115-0456
================================================================================
ACCOUNT NO. 9415-859803    CONTINUED           PERIOD 08/01/00 THROUGH 08/31/00

---------------------------------------------------------------------------------------------
      -CHECKS POSTED -                -CHECKS POSTED-                 -CHECKS POSTED-
---------------------------------------------------------------------------------------------
DATE    CHECK NO.     AMOUNT    DATE    CHECK NO.     AMOUNT    DATE    CHECK NO.     AMOUNT
08-01     9881         130.00   08-09     9949       1,846.81   08-17      9983        957.28
08-01     9886*        331.95   08-08     9950       1,270.00   08-16      9984        133.34
08-01     9902*         74.06   08-10     9951       1,133.41   08-15      9986*     2,700.24
08-01     9909*      4,950.00   08-09     9952      53,669.10   08-15      9987         64.00
08-07     9911*         64.30   08-09     9953          11.53   08-21      9988         90.88
08-02     9912         137.96   08-09     9954          82.17   08-21      9989        350.00
08-04     9915*        194.85   08-14     9955       1,800.00   08-22      9990         25.22
08-01     9916       2,533.05   08-09     9956         205.68   08-22      9991        226.46
08-01     9917       1,600.54   08-14     9957         375.00   08-22      9992      2,016.30
08-02     9918          86.06   08-07     9958      10,113.30   08-16      9993      3,702.36
08-01     9919       5,567.34   08-09     9959         500.00   08-15      9994      4,838.77
08-29     9921*          9.00   08-14     9960         114.36   08-14      9995        102.81
08-03     9922       2,819.04   08-14     9961         127.95   08-22      9996     38,333.33
08-02     9923          58.67   08-09     9962       6,188.93   08-15      9997     11,024.04
08-07     9924          55.25   08-09     9963         280.63   08-15     10000*     1,475.00
08-01     9930*        466.07   08-08     9964          85.67   08-16     10001         65.66
08-02     9931         465.98   08-09     9965       1,488.62   08-14     10002      2,400.00
08-03     9932         177.25   08-22     9966         700.00   08-15     10003        156.30
08-02     9933         250.00   08-09     9967          39.70   08-14     10004        183.92
08-01     9934         805.14   08-11     9968          14.97   08-15     10005        320.00
08-02     9935       1,922.07   08-10     9969         593.73   08-15     10006        233.82
08-29     9936           9.00   08-10     9970          50.00   08-15     10007     85,000.00
08-04     9937       3,540.23   08-07     9971         258.25   08-14     10008        550.00
08-03     9938       5,868.32   08-07     9972       1,948.50   08-14     10009         56.97
08-01     9940*        343.44   08-08     9974*        277.39   08-23     10010      2,700.00
08-01     9942*        941.81   08-07     9976*      8,747.68   08-23     10011         50.98
08-09     9943       3,684.96   08-10     9977       8,010.50   08-28     10012        705.00
08-07     9944      78,777.17   08-14     9978       8,860.00   08-22     10013      1,641.95
08-07     9945         754.47   08-14     9979      85,000.00   08-22     10014      8,405.61
08-08     9946         229.78   08-16     9980         291.20   08-21     10015      5,576.34
08-07     9947         935.03   08-15     9981       5,040.00   08-23     10016      7,462.57
08-09     9948       1,239.67   08-14     9982         241.80   08-22     10017        379.00

                                                   CONTINUED

--------------------------------------------------------------------------------
Notice: See reverse side for important information

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS              PAGE 5 OF 5

                                                               9415-859803
                                                             STATEMENT DATE
                                                                08/31/00
                                                               Questions?
                                                           Call our Business
116                                                        Banking Center at
                                                             1-800-PARTNER
                                                            (1-800-727-8637)
                                                          Cash Reserve Payment
   UNITEL VIDEO INC                       CY
   555 WEST 57TH ST
   SUITE 1240                                               Please remit to:
   NEW YORK NY 10019                                           FLEET BANK
                                                              Cash Reserve
                                                              PO Box 150456
                                     detach             Hartford, CT. 06115-0456
================================================================================
ACCOUNT NO. 9415-859803 CONTINUED             PERIOD 08/01/00 THROUGH 08/31/00

---------------------------------------------------------------------------------------------
      - CHECKS POSTED -               - CHECKS POSTED -               - CHECKS POSTED -
---------------------------------------------------------------------------------------------
DATE    CHECK NO.     AMOUNT    DATE    CHECK NO.     AMOUNT    DATE    CHECK NO.     AMOUNT
08-22    10018         737.63   08-24    10033          36.87   08-28    10046*        437.00
08-23    10020*      9,314.83   08-24    10034       6,050.51   08-29    10047      53,885.60
08-22    10021         691.00   08-25    10035       6,050.51   08-31    10049*      2,128.84
08-25    10022         145.94   08-30    10036          56.07   08-30    10050         724.00
08-24    10023          12.20   08-30    10037          24.00   08-31    10051         357.25
08-23    10024          97.99   08-28    10039*        929.33   08-28    10052       5,567.34
08-29    10025         276.56   08-29    10040         553.05   08-29    10055*      7,725.80
08-24    10026       1,470.00   08-31    10041         270.62   08-28    10056         822.59
08-24    10027      89,234.82   08-29    10043*        215.00   08-30    10057         155.40
08-22    10028       3,262.50   08-29    10044          85.77   08-30    10063*        455.00
08-25    10032*         74.69

        *  DENOTES SEQUENCE BREAK

--------------------------------------------------------------------------------
                           - DAILY BALANCE SUMMARY -
--------------------------------------------------------------------------------

DATE        BALANCE      DATE        BALANCE      DATE        BALANCE
08-01     810,287.38     08-11     976,393.77     08-23       878,111.68
08-02     807,286.23     08-14     876,580.96     08-24       717,615.40
08-03     798,421.62     08-15     765,728.79     08-25       811,734.34
08-04     794,686.54     08-16     761,536.23     08-28       803,273.08
08-07     693,032.59     08-17     760,578.95     08-29     2,042,863.83
08-08     771,169.75     08-18     896,522.95     08-30     2,041,449.36
08-09     774,287.58     08-21     890,505.73     08-31     2,853,692.65
08-10     688,412.74     08-22     834,086.73


Notice: See reverse side for important information

[FLEET LOGO]
                              STATEMENT OF ACCOUNTS             PAGE 1 OF 3

                                                              9417-544821

                                                             STATEMENT DATE
                                                                08/31/00
                                                               Questions?
                                                            Call our Business
                                                            Banking Center at
                                                              1-800-PARTNER
                                                            (1-800-727-8637)
116                                                       Cash Reserve Payment
     UNITEL VIDEO INC               CY
     PAYROLL
     555 WEST 57TH ST                                       Please remit to:
     SUITE 1240                                                FLEET BANK
     NEW YORK NY 10019              25 ENCLOSED ITEMS         Cash Reserve
                                                              PO Box 150456
                                     detach             Hartford, CT. 06115-0456
================================================================================

              BEGINNING   DEPOSITS, OTHER   CHECKS, WITHDRAWALS   INTEREST   ACCOUNT ACTIVITY   ENDING
CHECKING      BALANCE         CREDITS           OTHER DEBITS      PAID         & OTHER FEES     BALANCE
-------------------------------------------------------------------------------------------------------
9417-544821    11884.88         140362.79           145520.09          .00                .00   6727.58

ACCOUNT NO. 9417-544821  COMMERCIAL CHECKING    PERIOD 08/01/00 THROUGH 08/31/00
BUSINESS BANKING CENTER ACCESS CODE 0571

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------

    DATE         DEBITS (-)     CREDITS (+)      DESCRIPTION
    08-10                        76,087.20       WIRE INTERNAL BOOK TRANS CR
                                                 08/10/00 017156
                                                 9999000810017156
                                                 2000081002987NTR
                                                 UNITEL VIDEO INC
    08-10        21,972.38                       PREAUTHORIZED DDA DEBIT
                                                 ADP TX/FINCL      ADP - TAX
                                                 000810 94K1H 081132A01
                                                 UNITEL VIDEO INC
                                                 020002233031141           CCD
    08-10         1,193.14                       PREAUTHORIZED DDA DEBIT
                                                 ADP TX/FINCL      ADP - TAX
                                                 000810 94K1H 081132802
                                                 UNITEL VIDEO INC
                                                 020002233030673           CCD
    08-11        30,181.97                       PREAUTHORIZED DDA DEBIT
                                                 UNITEL VIDEO PAYROLL
                                                 322056 K1HA01231713238
                                                 UNITEL VIDEO INC
                                                 020002222450525           PPD
    08-24                        63,691.88       WIRE INTERNAL BOOK TRANS CR
                                                 08/24/00 017122
                                                 9999000824017122
                                                 2000082402419NTR
                                                 UNITEL VIDEO INC


Notice: See reverse side for important information

[FLEET LOGO]

                              STATEMENT OF ACCOUNTS             PAGE 2 OF 3

                                                               9417-544821

                                                             STATEMENT DATE
                                                                08/31/00
                                                               Questions?
                                                            Call our Business
116                                                         Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)
                                                           Cash Reserve Payment
    UNITEL VIDEO INC                    CY
    PAYROLL
    555 WEST 57TH ST                                        Please remit to:
    SUITE 1240                                                 FLEET BANK
    NEW YORK NY 10019                                         Cash Reserve
                                                              PO Box 150456
                                     detach             Hartford, CT. 06115-0456
================================================================================

ACCOUNT NO. 9417-544821    CONTINUED        PERIOD 08/01/00 THROUGH 08/31/00

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------

    DATE         DEBITS (-)     CREDITS (+)      DESCRIPTION
    08-24        20,852.67                       PREAUTHORIZED DDA DEBIT
                                                 ADP TX/FINCL       ADP - TAX
                                                 000824 94K1H 082534A01
                                                 UNITEL VIDEO INC
                                                 020002377412474            CCD
    08-24         1,315.61                       PREAUTHORIZED DDA DEBIT
                                                 ADP TX/FINCL       ADP - TAX
                                                 000824 94K1H 082534B02
                                                 UNITEL VIDEO INC
                                                 020002377411988            CCD
    08-25        28,369.62                       PREAUTHORIZED DDA DEBIT
                                                 UNITEL VIDEO    PAYROLL
                                                 342047 K1HA01231713238
                                                 UNITEL VIDEO INC
                                                 020002366823532            PPD
    08-30                          583.71        CHECK RETURNED-SGN

---------------------------------------------------------------------------------------------
      - CHECKS POSTED -               - CHECKS POSTED -               - CHECKS POSTED -
---------------------------------------------------------------------------------------------
DATE    CHECK NO.     AMOUNT    DATE    CHECK NO.     AMOUNT    DATE    CHECK NO.     AMOUNT
08-29     1346         583.71   08-18     1946       1,134.03   08-16     6238*        365.18
08-07     1927*      1,473.23   08-14     1947         502.70   08-22     6239         686.33
08-07     1933*      1,443.97   08-14     1949*        795.42   08-18     6240       9,972.50
08-01     1937*        897.57   08-14     1950       1,818.11   08-18     6241       1,237.95
08-01     1938       1,200.14   08-25     1951         686.64   08-17     6242       5,149.93
08-01     1939       1,004.66   08-25     1954*        389.73   08-28     6244*      5,097.92
08-07     1941*      1,382.45   08-28     1956*        877.07   08-30     6245          40.56
08-11     1944*        732.31   08-28     1957       1,553.79   08-29     6246         371.27
08-15     1945         921.51   08-02     6236*      1,316.02

        *  DENOTES SEQUENCE BREAK



Notice: See reverse side for important information

[FLEET LOGO]

                              STATEMENT OF ACCOUNTS             PAGE 3 OF 3

                                                               9417-544821

                                                             STATEMENT DATE
                                                                08/31/00
                                                               Questions?
                                                            Call our Business
116                                                         Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)
                                                           Cash Reserve Payment
    UNITEL VIDEO INC                    CY
    PAYROLL
    555 WEST 57TH ST                                        Please remit to:
    SUITE 1240                                                 FLEET BANK
    NEW YORK NY 10019                                         Cash Reserve
                                                              PO Box 150456
                                     detach             Hartford, CT. 06115-0456
================================================================================
ACCOUNT NO. 9417-544821    CONTINUED           PERIOD 08/01/00 THROUGH 08/31/00

--------------------------------------------------------------------------------
                           - DAILY BALANCE SUMMARY -
--------------------------------------------------------------------------------

DATE        BALANCE       DATE        BALANCE        DATE        BALANCE
08-01       8,782.51      08-15      21,136.50       08-24      44,114.18
08-02       7,466.49      08-16      20,771.32       08-25      14,668.19
08-07       3,166.84      08-17      15,621.39       08-28       7,139.41
08-10      56,088.52      08-18       3,276.91       08-29       6,184.43
08-11      25,174.24      08-22       2,590.58       08-30       6,727.58
08-14      22,058.01



Notice: See reverse side for important information

CHECKING 25                                                      [PNC BANK LOGO]
PNC BANK


FOR THE PERIOD 07/21/2000 TO 08/22/2000
UNITEL MOBILE VIDEO
555 W 57TH ST 12TH FL
NEW YORK NY 10019

Primary account number: 10-0959-6087

Page 1 of 1

Number of enclosures: 0

[PHONE] For 24-hour customer service or
        current rates: Call 1-877-BUS-BNKG

[LETTER] Write to: Customer Service
         PO Box 609
         Pittsburgh, PA 15230-9738

[COMPUTER] Visit us at www.pncbank.com

[TELETYPE] TDD terminal: 1-800-531-1648
           FOR HEARING IMPAIRED CLIENTS ONLY

================================================================================

CHECKING 25 SUMMARY                                       UNITEL MOBILE VIDEO
Account number: 10-0959-6087  Tax ID number: 23-1713238
                              Account Link(R) number: 0231713238

--------------------------------------------------------------------------------
BALANCE SUMMARY

              BEGINNING      DEPOSITS AND   CHECKS AND OTHER              ENDING
                BALANCE   OTHER ADDITIONS         DEDUCTIONS             BALANCE
               9,980.56              0.00              61.60            9,918.96

                                              AVERAGE LEDGER   AVERAGE COLLECTED
                                                     BALANCE             BALANCE
                                                    9,937.62            9,937.62

--------------------------------------------------------------------------------
DEPOSITS AND OTHER ADDITIONS

DESCRIPTION                                  ITEMS     AMOUNT
TOTAL                                            0       0.00

--------------------------------------------------------------------------------
CHECKS AND OTHER DEDUCTIONS

DESCRIPTION                                  ITEMS     AMOUNT
ATM Withdrawals and Deductions                   1      61.60
TOTAL                                            1      61.60

--------------------------------------------------------------------------------
DAILY BALANCE

DATE            LEDGER BALANCE               DATE              LEDGER BALANCE
07/21                 9,980.56               07/31                   9,918.96

--------------------------------------------------------------------------------
ACTIVITY DETAIL
--------------------------------------------------------------------------------
CHECKS AND OTHER DEDUCTIONS
--------------------------------------------------------------------------------
ATM WITHDRAWALS AND DEDUCTIONS

DATE     AMOUNT   TRANSACTION                                                 REFERENCE
POSTED            DESCRIPTION                                                    NUMBER
07/31     61.60   Check Card Purchase Wine & Spirits 0266 Sewickley PA   860088188817

PROTECT YOUR BUSINESS PURCHASES

Your PNC Bank Business Check Card makes it easy to protect your valuable business purchases. Just use your Business Check Card to make your purchases and take advantage of the Visa(R) Business Purchase Security and Extended Warranty Protection Programs. Then, if the desk you ordered arrives damaged or your new laptop disappears at the airport, you can be confident that these purchases will be repaired or replaced. Use your PNC Bank Business Check Card instead of a check and enjoy purchase protection from Visa.

[FLEET LOGO]
                        STATEMENT OF ACCOUNTS                      PAGE 1 OF 5

                                                                     9415-859803


                                                          STATEMENT DATE
                                                              09/29/00
                                                             Questions?
                                                         Call our Business
                                                         Banking Center at
116                                                        1-800-PARTNER
                                                          (1-800-727-8637)

                                                        Cash Reserve Payment
    UNITEL VIDEO INC                   CY                -----------------
    555 WEST 57TH ST
    SUITE 1240                                            Please remit to:
    NEW YORK NY 10019                123 ENCLOSED ITEMS      FLEET BANK
                                                            Cash Reserve
                                                            PO Box 150456
                                                        Hartford, CT. 06115-0456

                                                   detach
------------------------------------------------------------------------------------------------------------
                BEGINNING   DEPOSITS, OTHER   CHECKS, WITHDRAWALS   INTEREST   ACCOUNT ACTIVITY   ENDING
   CHECKING     BALANCE        CREDITS        OTHER DEBITS          PAID       & OTHER FEES       BALANCE
------------------------------------------------------------------------------------------------------------
9415-859803     2853692.65  3013597.82        4825856.55              .00               .00       1041433.92
------------------------------------------------------------------------------------------------------------

ACCOUNT NO. 9415-859803 COMMERCIAL CHECKING PERIOD 09/01/00 THROUGH 09/29/00 BUSINESS BANKING CENTER ACCESS CODE 7399
--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------

             DATE        DEBITS (-) CREDITS (+) DESCRIPTION

             09-05       30.41                  PREAUTHORIZED DDA DEBIT
                                                NDPS            NDPSSTLMNT
                                                200009 8788000152756
                                                UNITEL NY
                                                020002492555067         CCD
             09-05       25.00                  PREAUTHORIZED DDA DEBIT
                                                NDPS            NDPSSTLMNT
                                                200009 8788000152772
                                                UNITEL POST 38
                                                020002492555195         CCD
             09-05       25.00                  PREAUTHORIZED DDA DEBIT
                                                NDPS            NDPSSTLMNT
                                                200009 8788000152798
                                                EDITEL-LA
                                                020002492555068         CCD
             09-06                  122,362.58  WIRE INCOMING FED
                                                09/06/00 014351
                                                9999000906014351
                                                14053
                                                MELLON BANK N.A.
             09-06                   67,778.78  WIRE INCOMING FED
                                                09/06/00 018751
                                                9999000906018751
                                                20089
                                                MELLON BANK N.A.

--------------------------------------------------------------------------------
Notice: See reverse side for important information

[FLEET LOGO]
                        STATEMENT OF ACCOUNTS                      PAGE 2 OF 5

                                                                     9415-859803


                                                          STATEMENT DATE
                                                              09/29/00
                                                             Questions?
                                                         Call our Business
                                                         Banking Center at
116                                                        1-800-PARTNER
                                                          (1-800-727-8637)

                                                        Cash Reserve Payment
    UNITEL VIDEO INC                   CY                -----------------
    555 WEST 57TH ST
    SUITE 1240                                            Please remit to:
    NEW YORK NY 10019                                        FLEET BANK
                                                            Cash Reserve
                                                            PO Box 150456
                                                        Hartford, CT. 06115-0456

                                     detach
--------------------------------------------------------------------------------
ACCOUNT NO. 9415-859803    CONTINUED            PERIOD 09/01/00 THROUGH 09/29/00
--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------

             DATE        DEBITS (-) CREDITS (+) DESCRIPTION

             09-07     76,001.90                REPETITIVE IBT VIA PC
                                                09/07/00 009394
                                                9999000907009394
                                                2000090701442NTR
                                                UNITEL VIDEO INC
             09 08                  27,277.03   WIRE INCOMING FED
                                                09/08/00 019770
                                                9999000908019770
                                                21725
                                                MELLON BANK N.A.
             09-14  1,302,076.50                WIRE NON-REPETITIVE
                                                09/14/00 007547
                                                9999000914007547
                                                UNITEL VIDEO INC
                                                HELLER FINANCIAL INC
             09-14    900,000.00                WIRE NON-REPETITIVE
                                                09/14/00 007673
                                                9999000914007673
                                                UNITEL VIDEO INC
                                                HELLER FINANCIAL INC
             09-15                  84,996.38   WIRE INCOMING FED
                                                09/15/00 021768
                                                9999000915021768
                                                24750
                                                MELLON BANK N.A.

             09-18               2,176,462.99   WIRE INCOMING FED
                                                09/18/00 015913
                                                9999000918015913
                                                000918002406
                                                IMPERIAL BANK

--------------------------------------------------------------------------------
      Notice: See reverse side for important information

[FLEET LOGO]

                        STATEMENT OF ACCOUNTS                      PAGE 3 OF 5

                                                                     9415-859803


                                                          STATEMENT DATE
                                                              09/29/00
                                                             Questions?
                                                         Call our Business
                                                         Banking Center at
116                                                        1-800-PARTNER
                                                          (1-800-727-8637)

                                                        Cash Reserve Payment
    UNITEL VIDEO INC                   CY                -----------------
    555 WEST 57TH ST
    SUITE 1240                                            Please remit to:
    NEW YORK NY 10019                                        FLEET BANK
                                                            Cash Reserve
                                                            PO Box 150456
                                                        Hartford, CT. 06115-0456

                                     detach

-------------------------------------------------------------------------------------------
ACCOUNT NO. 9415-859803    CONTINUED                       PERIOD 09/01/00 THROUGH 09/29/00
-------------------------------------------------------------------------------------------
                                  - DEBITS AND CREDITS -
-------------------------------------------------------------------------------------------
             DATE           DEBITS (-)    CREDITS (+)      DESCRIPTION

             09-21                         73,098.06       WIRE INCOMING FED
                                                           09/20/00 017964
                                                           9999000920017964
                                                           19616
                                                           MELLON BANK N.A.
             09-21          73,795.33                      REPETITIVE IBT VIA PC
                                                           09/21/00 017594
                                                           9999000921017594
                                                           2000092102612NTR
                                                           UNITEL VIDEO INC
             09-21       1,926,907.72                      PHONE CHIPS DEBIT
                                                           09/21/00 017125
                                                           9999000921017125
                                                           UNITEL VIDEO INC
                                                           GE CAPITAL BUSINESS ASSET FUND
             09-22                        337,646.00       WIRE INCOMING FED
                                                           09/22/00 017596
                                                           9999000922017596
                                                           18419
                                                           MELLON BANK N.A.
             09-28                        123,976.00       WIRE INCOMING FED
                                                           09/28/00 023064
                                                           9999000928023064
                                                           25687
                                                           MELLON BANK N.A.
-------------------------------------------------------------------------------------------

      Notice: See reverse side for important information

[FLEET LOGO]

                        STATEMENT OF ACCOUNTS                      PAGE 4 OF 5

                                                                     9415-859803


                                                          STATEMENT DATE
                                                              09/29/00
                                                             Questions?
                                                         Call our Business
                                                         Banking Center at
116                                                        1-800-PARTNER
                                                          (1-800-727-8637)

                                                        Cash Reserve Payment
    UNITEL VIDEO INC                   CY                -----------------
    555 WEST 57TH ST
    SUITE 1240                                            Please remit to:
    NEW YORK NY 10019                                        FLEET BANK
                                                            Cash Reserve
                                                            PO Box 150456
                                                        Hartford, CT. 06115-0456

                                     detach
--------------------------------------------------------------------------------
ACCOUNT NO. 9415-859803    CONTINUED            PERIOD 09/01/00 THROUGH 09/29/00

------------------------------------------------------------------------------------------------------------------
      - CHECKS POSTED -                      - CHECKS POSTED -                        - CHECKS POSTED -
------------------------------------------------------------------------------------------------------------------
DATE       CHECK NO.      AMOUNT         DATE       CHECK NO.     AMOUNT         DATE      CHECK NO.     AMOUNT
09-15        10019          389.70       09-11       10092       2,819.00        09-14       10126        22.50
09-01        10031*         700.65       09-05       10093       3,340.31        09-12       10128*      527.72
09-06        10038*         145.03       09-05       10094      46,619.83        09-13       10129       454.68
09-06        10042*          34.73       09-13       10095       7,726.72        09-11       10130        94.05
09-01        10045*          62.90       09-07       10096       5,040.00        09-13       10131        57.00
09-05        10048*       6,654.04       09-08       10097          52.83        09-19       10132        22.50
09-11        10053*         300.00       09-08       10098          95.30        09-19       10133        22.50
09-01        10054        3,708.85       09-08       10100*      3,768.55        09-19       10134        22.50
09-03        10059*         211.66       09-06       10101       5,087.75        09-15       10135     8,193.44
09-06        10060           24.00       09-11       10102         898.00        09-20       10136       404.00
09-07        10064*         675.00       09-12       10103       4,500.00        09-19       10137       190.95
09-06        10065           86.00       09-08       10104       9,139.55        09-22       10138     4,000.00
09-08        10066        1,836.78       09-14       10105          13.40        09 25       10139       254.64
09-07        10067          247.43       09-11       10106          88.33        09-21       10140       350.00
09-08        10068          217.98       09-12       10107          30.00        09-20       10141     1,250.00
09-06        10069          479.29       09-15       10108       1,908.51        09-20       10142        85.52
09-12        10070          417.68       09-13       10109       1,133.41        09-20       10143     2,400.00
09-11        10073*          74.77       09-12       10110       1,624.84        09-20       10144       595.00
09-08        10074          418.48       09-15       10111       1,308.11        09-25       10145     2,188.77
09-06        10075        1,555.21       09-12       10112          25.27        09-20       10146     3,819.28
09-05        10079*       1,666.16       09-11       10113         370.00        09-21       10148*      875.00
09-07        10080          134.43       09-11       10114         143.67        09-18       10149       299.96
09-15        10081          350.00       09-18       10115          65.00        09-22       10150        24.00
09-08        10082        6,188.93       09-13       10116         265.68        09-20       10151       691.00
09-07        10083           89.00       09-13       10118*        131.32        09-19       10152     1,037.47
09-05        10084          289.00       09-13       10119         279.49        09-18       10153     2,557.49
09-01        10085        9,111.40       09-12       10120          64.00        09-20       10154       250.00
09-11        10086       14,025.00       09-14       10121          22.50        09-19       10158*    8,860.00
09-01        10087          190.82       09-14       10122          22.50        09-20       10159     5,040.00
09-07        10089*         145.86       09-14       10123          22.50        09-21       10160        22.29
09-11        10090          591.47       09-14       10124          22.50        09-20       10161       200.00
09-05        10091          188.97       09-14       10125          22.50        09-19       10162       578.27


                                                                      CONTINUED

--------------------------------------------------------------------------------
      Notice: See reverse side for important information

FLEET
                        STATEMENT OF ACCOUNTS                      PAGE 5 OF 5

                                                                     9415-859803


                                                          STATEMENT DATE
                                                              09/29/00
                                                             Questions?
                                                         Call our Business
                                                         Banking Center at
116                                                        1-800-PARTNER
                                                          (1-800-727-8637)

                                                        Cash Reserve Payment
    UNITEL VIDEO INC                   CY                -----------------
    555 WEST 57TH ST
    SUITE 1240                                            Please remit to:
    NEW YORK NY 10019                                        FLEET BANK
                                                            Cash Reserve
                                                            PO Box 150456
                                                        Hartford, CT. 06115-0456

                                     detach
--------------------------------------------------------------------------------
ACCOUNT N0. 9415-859803    CONTINUED            PERIOD 09/01/00 THROUGH 09/29/00

------------------------------------------------------------------------------------------------------------------
      - CHECKS POSTED -                       -CHECKS POSTED -                         -CHECKS POSTED -
------------------------------------------------------------------------------------------------------------------
DATE       CHECK N0.        AMOUNT       DATE       CHECK N0.     AMOUNT         DATE      CHECK N0.     AMOUNT
09-22      10163             28.68       09-22      10172        9,056.20        09-27     10187           270.62
09-20      10164            277.84       09-25      10173       13,914.00        09-29     10188            76.61
09-21      10165            375.00       09-25      10175*      13,914.00        09-25     10191*          939.54
09-19      10166            133.42       09-28      10176        2,975.36        09-28     10192           805.52
09-22      10167             24.40       09-28      10177          712.81        09-26     10193       270,000.00
09-20      10168            115.78       09-25      10180*       7,780.00        09-27     10194           553.05
09-21      10169            250.00       09-28      10184*         145.50        09-27     10197*          775.91
09-25      10170          6,050.51       09-26      10185          449.00        09-29     10209*          281.58
09-19      10171            345.00       09-27      10186           24.00        09-28     10210        23,467.24


                        * DENOTES SEQUENCE BREAK

------------------------------------------------------------------------------------------------------------------
                            -DAILY BALANCE SUMMARY -
------------------------------------------------------------------------------------------------------------------
DATE                       BALANCE       DATE                     BALANCE        DATE                     BALANCE
09-01                 2,839,918.03       09-13               2,850,179.91        09-22               1,263,381.58
09-05                 2,781,079.31       09-14                 647,955.01        09-25               1,218,340.12
09-06                 2,963,808.66       09-15                 720,801.63        09-26                 947,891.12
09-07                 2,881,475.04       09-18               2,894,342.17        09-27                 946,267.54
09-08                 2,886,822.01       09-19               2,883,474.56        09-28               1,042,137.11
09-11                 2,867,417.72       09-20               2,941,444.20        09-29               1,041,433.92
09-12                 2,860,228.21       09-21                 938,868.86


--------------------------------------------------------------------------------
      Notice: See reverse side for important information

FLEET
                        STATEMENT OF ACCOUNTS                      PAGE 1 OF 3

                                                                     9417-544821


                                                          STATEMENT DATE
                                                              09/29/00
                                                             Questions?
                                                         Call our Business
                                                         Banking Center at
116                                                        1-800-PARTNER
                                                          (1-800-727-8637)

                                                        Cash Reserve Payment
    UNITEL VIDEO INC                   CY                -----------------
    PAYROLL
    555 WEST 57TH ST                                      Please remit to:
    SUITE 1240                        24 ENCLOSED ITEMS      FLEET BANK
    NEW YORK NY 10019                                       Cash Reserve
                                                            PO Box 150456
                                                        Hartford, CT. 06115-0456

                                        detach
--------------------------------------------------------------------------------------------------------
                BEGINNING         DEPOSITS, OTHER   CHECKS, WITHDRAWLS,   INTEREST   ACCOUNT ACTIVITY   ENDING
   CHECKING     BALANCE              CREDITS        OTHER DEBITS          PAID       & OTHER FEES       BALANCE
--------------------------------------------------------------------------------------------------------
9417-544821       6727.58        149797.23      153417.64              .00           .00          3107.17
--------------------------------------------------------------------------------------------------------
ACCOUNT N0. 9417-544821    COMMERCIAL CHECKING  PERIOD 09/01/00 THROUGH 09/29/00
BUSINESS BANKING CENTER ACCESS CODE 0571
--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------
             DATE      DEBITS (-)   CREDITS (+) DESCRIPTION

             09-07                76,001.90         WIRE INTERNAL BOOK TRANS CR
                                                    09/07/00 009394
                                                    9999000907009394
                                                    2000090701442NTR
                                                    UNITEL VIDEO INC
             09-07     22,387.12                    PREAUTHORIZED DDA DEBIT
                                                    ADP TX/FINCL   ADP - TAX
                                                    000907 94K1H 090836A01
                                                    UNITEL VIDEO INC
                                                    020002514209840          CCD
             09-07      1,154.32                    PREAUTUORIZED DDA DEBIT
                                                    ADP TX/FINCL   ADP - TAX
                                                    000907 94KIH 090836B02
                                                    UNITEL VIDEO INC
                                                    020002514209360          CCD
             09-08     31,571.73                    PREAUTHORIZED DDA DEBIT
                                                    UNITEL VIDEO   PAYROLL
                                                    362051 K1HA01231713238
                                                    UNITEL VIDEO INC
                                                    020002503403232          PPD
             09-21                73,795.33         WIRE INTERNAL BOOK TRANS CR
                                                    09/21/00 017594
                                                    9999000921017594
                                                    2000092102612NTR
                                                    UNITEL VIDEO INC


--------------------------------------------------------------------------------
      Notice: See reverse side for important information

[FLEET LOGO]
                        STATEMENT OF ACCOUNTS                      PAGE 2 OF 3

                                                                     9417-544821


                                                          STATEMENT DATE
                                                              09/29/00
                                                             Questions?
                                                         Call our Business
                                                         Banking Center at
116                                                        1-800-PARTNER
                                                          (1-800-727-8637)

                                                        Cash Reserve Payment
    UNITEL VIDEO INC                   CY                -----------------
    PAYROLL
    555 WEST 57TH ST                                      Please remit to:
    SUITE 1240                                               FLEET BANK
    NEW YORK  NY 10019                                      Cash Reserve
                                                            PO Box 150456
                                                        Hartford, CT. 06115-0456
                                     detach

--------------------------------------------------------------------------------
ACCOUNT NO. 9417-544821     CONTINUED           PERIOD 09/01/00 THROUGH 09/29/00
--------------------------------------------------------------------------------
                              DEBITS AND CREDITS -
--------------------------------------------------------------------------------
             DATE        DEBITS (-)  CREDITS  (+) DESCRIPTION

             09-21     25,585.43                  PREAUTHORIZED DDA DEBIT
                                                  ADP TX/FINCL   ADP - TAX
                                                  000921 94K1H 092238A01
                                                  UNITEL VIDEO INC
                                                  020002651213654          CCD
             09-21      1,925.98                  PREAUTHORIZED DDA DEBIT
                                                  ADP TX/FINCL   ADP - TAX
                                                  000921 94K1H 092238B02
                                                  UNITEL VIDEO INC
                                                  020002651213148          CCD
             09-22     32,194.23                  PREAUTHORIZED DDA DEBIT
                                                  UNITEL VIDEO   PAYROLL
                                                  382055 K1HA01231713238
                                                  UNITEL VIDEO INC
                                                  020002640397998          PPD

-----------------------------------------------------------------------------------------------------------------------------
        - CHECKS POSTED -                              -CHECKS POSTED -                           -CHECKS POSTED -
-----------------------------------------------------------------------------------------------------------------------------
DATE       CHECK N0.           AMOUNT         DATE       CHECK NO.         AMOUNT         DATE      CHECK N0.       AMOUNT
09-19          1948          1,443.97        09-11         1962            502.70        09-25          1970        1,283.99
09-05          1952*           762.95        09-08         1963            769.54        09-25          1971          220.44
09-01          1953            263.20        09-11         1964          1,047.78        09-05          6243*         192.46
09-19          1955*         1,473.24        09-22         1965            759.93        09-13          6247*       5,381.77
09-11          1958*           648.71        09-26         1966            550.59        09-14          6248          676.83
09-11          1959            603.91        09-25         1967          1,286.85        09-14          6249        9,972.50
09-19          1960          1,593.33        09-22         1968          1,060.11        09-28          6250        5,428.38
09-11          1961            715.84        09-22         1969            721.86        09-29          6251        1,237.95

                   *  DENOTES SEQUENCE BREAK
--------------------------------------------------------------------------------
                            -DAILY BALANCE SUMMARY -
--------------------------------------------------------------------------------
DATE           BALANCE         DATE        BALANCE        DATE        BALANCE
09-01         6,464.38        09-07      57,969.43        09-11     22,109.22
  -05         5,508.97        09-08      25,628.16        09-13     16,727.45



--------------------------------------------------------------------------------

               Notice: See reverse side for important information

[FLEET LOGO]
                        STATEMENT OF ACCOUNTS                      PAGE 3 OF 3

                                                                     9417-544821

                                                          STATEMENT DATE
                                                              09/29/00
                                                             Questions?
                                                         Call our Business
                                                         Banking Center at
116                                                        1-800-PARTNER
                                                          (1-800-727-8637)

                                                        Cash Reserve Payment
    UNITEL VIDEO INC                   CY                -----------------
    PAYROLL
    555 WEST 57TH ST
    SUITE 1240                                            Please remit to:
    NEW YORK NY 10019                                        FLEET BANK
                                                            Cash Reserve
                                                            PO Box 150456
                                                        Hartford, CT. 06115-0456
                                     detach

--------------------------------------------------------------------------------
ACCOUNT NO. 9417-544821     CONTINUED           PERIOD 09/01/00 THROUGH 09/29/00
--------------------------------------------------------------------------------
                            -DAILY BALANCE SUMMARY -
--------------------------------------------------------------------------------
DATE             BALANCE         DATE      BALANCE       DATE       BALANCE
09-14           6,078.12        09-22    13,115.37       09-28     4,345.12
09-19           1,567.58        09-25    10,324.09       09-29     3,107.17
09-21          47,851.50        09-26     9,773.50


--------------------------------------------------------------------------------

Notice: See reverse side for important information,

Checking 25
PNC Bank
                                                                 [PNC BANK LOGO]


                                         Primary account number: 10-0959-6087
      FOR THE PERIOD 09/21/2000 TO
      10/20/2000                         Page 1 of 1

      UNITEL MOBILE VIDEO                Number of enclosures: 0
      555 W 57TH ST 12TH FL
      NEW YORK NY 10019
                      [TELEPHONE GRAPHIC]    For 24-hour customer service or
                                             current rates: Call 1-877-BUS-BNKG


                       [ENVELOPE GRAPHIC]    Write to: Customer Service
                                             PO Box 609
                                             Pittsburgh , PA 15230-9738

                       [COMPUTER GRAPHIC]    Visit us at www.pncbank.com

                          [PHONE GRAPHIC]    TDD terminal: 1-800-531-1648
                                             For hearing impaired clients only

--------------------------------------------------------------------------------
CHECKING 25 SUMMARY                                          Unitel Mobile Video
Account number: 10-0959-6087  Tax ID number: 23-1713238
Checking                      Account Link (R) number: 0231713238
--------------------------------------------------------------------------------
BALANCE SUMMARY
                    Beginning       Deposits and    Checks and other      Ending
                      balance    other additions          deductions     balance
                     9,918.96               0.00                0.00    9,918.96


                                             Average ledger    Average collected
                                                    balance              balance
                                                   9,918.96             9,918.96
--------------------------------------------------------------------------------
DEPOSITS AND OTHER ADDITIONS             CHECKS AND OTHER DEDUCTIONS
Total                0         0.00             Total        0         0.00
--------------------------------------------------------------------------------

USE YOUR BUSINESS CHECK CARD WHEREVER BUSINESS TAKES YOU

Your PNC Bank Business Check Card is a powerful money management tool. It can help you keep your business expenses separate from your personal spending. Reach for it wherever your business takes you, and wherever Visa(R) is accepted. Use it to take a client to lunch down the street, or to fly across the country for a presentation. Your PNC Bank Business Check Card is the card that takes care of business.